As filed with the Securities and Exchange Commission on November 8, 2005

                                             Securities Act File No. 333-128763
                                      Investment Company Act File No. 811-05992
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM N-2

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         PRE-EFFECTIVE AMENDMENT NO. 1
                      POST-EFFECTIVE AMENDMENT NO. AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 11

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                    Japan Smaller Capitalization Fund, Inc.
              (Exact Name of Registrant as Specified in Charter)

                    Two World Financial Center, Building B
                           New York, New York 10281
                   (Address of Principal Executive Offices)

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                                (800) 833-0018
             (Registrant's Telephone Number, including Area Code)

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                             Mr. Hiroshi Terasaki
                    Japan Smaller Capitalization Fund, Inc.
                    Two World Financial Center, Building B
                           New York, New York 10281
                    (Name and Address of Agent for Service)

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                                  Copies to:

  Sidley Austin Brown & Wood LLP                 Clifford Chance US LLP
        787 Seventh Avenue                        31 West 52nd Street
     New York, New York 10019                   New York, New York 10019
Attention: John A. MacKinnon, Esq.      Attention: Leonard B. Mackey, Jr., Esq.

                    -------------------------------------

                      Approximate date of proposed public
                      offering: As soon as practicable
                      after the effective date of this
                      Registration Statement.

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      If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. | |

      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. | |

      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. | |

      If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box. | |


       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

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                                                          Proposed             Proposed
             Title of                    Amount            Maximum             Maximum             Amount of
            Securities                   Being         Offering Price         Aggregate           Registration
         Being Registered            Registered (1)     Per Unit (1)      Offering Price (1)        Fee (1)
--------------------------------   ------------------  ---------------   ---------------------  -------------------

Common Stock ($.10 par value)          $61,728            $61,728              $16.20              $118.00(2)

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(1) Estimated solely for the purpose of calculating the registration fee. Based on the average of the high and low prices reported on the New York Stock Exchange on September 27, 2005 (i.e., a specified date within 5 business days prior to the date of filing this registration statement).

(2)   Previously paid.


      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.



PRELIMINARY PROSPECTUS                          Subject to Completion                              November 8, 2005
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[LOGO]
                    Japan Smaller Capitalization Fund, Inc.
                      [_________] Shares of Common Stock
         Issuable Upon Exercise of Rights to Subscribe for Such Shares
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Japan Smaller Capitalization Fund, Inc., a Maryland corporation (the "Fund"), is issuing transferable rights ("Rights") to its stockholders of record as of the close of business on [__________] (the "Record Date") entitling the holders of these Rights to subscribe (the "Offer") for an aggregate of [_________] shares of common stock, par value $0.10 per share (the "Common Stock"). Stockholders of record will receive one Right for each outstanding Fund share owned on the Record Date. The Rights entitle the holders to purchase one new share of Common Stock for every [ ] Rights held, and stockholders of record who fully exercise their Rights will be entitled to subscribe, subject to certain limitations and subject to allotment, for additional shares of Common Stock covered by any unexercised Rights. The Fund's outstanding Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol "JOF." The Rights are transferable and will be listed for trading on the NYSE under the symbol "JOF.RT" during the course of the Offer. See "The Offer" for a complete discussion of the terms of the Offer. [The subscription price per share will be [__]% of the average of the last reported sale prices of a share of the Fund's Common Stock on the NYSE on the date on which the Offer expires and the four preceding trading days.]

The Offer will expire at 5:00 p.m., New York City time, on [__________], unless extended as described herein (the "Expiration Date").

The net asset value per share ("NAV") of the Fund's Common Stock at the close of business on [__________] (the last trading date prior to the date of this prospectus on which we determined net asset value) was $[____] and the last reported sale price of a share on the NYSE on that date was $[____].

The Fund is a non-diversified, closed-end management investment company whose primary investment objective is to provide stockholders with long-term capital appreciation primarily through investments in smaller capitalization companies in Japan. See "Investment Objective and Policies" and "Investment
Restrictions" in this prospectus.


Investment in the Fund's Common Stock involves certain risks that are not typically associated with investments in securities of U.S. issuers. See "Risk Factors and Special Considerations." If the subscription price per share for the Offer is less than the Fund's NAV, you would experience immediate dilution of NAV as a result of the Offer. See "Prospectus Summary--Risk Factors and Special Considerations at a Glance--As a result of this Offer, you may incur immediate economic dilution, and, if you do not exercise all of your Rights, you will incur voting dilution."


Neither the U.S. Securities and Exchange Commission (the "SEC") nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                  Per share      Total(4)
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Estimated subscription price(1)                                   $            $
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Estimated sales load(1)(2)                                        $            $
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Proceeds, before expenses, to the Fund(1)(3)                      $            $
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                                    (footnotes continued on inside front cover)
                              UBS Investment Bank

(continued from previous page)


This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing and should be retained for future reference. Stockholders may obtain additional information about the Fund from the Fund's reports filed with the SEC. You may obtain a copy of the Fund's reports filed with the SEC by contacting the Information Agent, The Altman Group, Inc., at the toll-free telephone number below. You may also request other information about the Fund or make stockholder inquiries by calling the Fund toll-free at (800) 833-0018. In addition, the reports filed with the SEC, including material incorporated by reference into this prospectus, are available at the SEC's website at www.sec.gov. The reports are not available on the Fund's website because the Fund believes that making the reports available on the Fund's website will not be cost effective.

For information regarding the Offer, please contact the Information Agent, The Altman Group, Inc. at 1(800) 814-0439.


(notes from previous page)

(1) Estimated on the basis of [__]% of the last reported sales price per share at the close of trading on [__________]. See "The
      Offer--Subscription Price."

(2) In connection with the Offer, UBS Securities LLC, the dealer manager for the Offer (the "Dealer Manager"), will receive a fee from the Fund for its financial advisory, marketing and soliciting services equal to 3.75% of the subscription price per share for each share issued pursuant to the Offer. The Dealer Manager will reallow a part of its fees to other broker-dealers that have assisted in soliciting the exercise of Rights. The Fund has also agreed to pay the Dealer Manager up to $100,000 as a partial reimbursement for its expenses incurred in connection with the Offer. The Fund and Nomura Asset Management U.S.A. Inc. (the "Manager") have also agreed to indemnify the Dealer Manager against certain liabilities under the Securities Act of 1933, as amended (the "1933 Act").
(3) Before deduction of offering expenses incurred by the Fund, estimated at $[_______], including an aggregate of up to $100,000 to be paid to the Dealer Manager as partial reimbursement for its expenses.

(4)   Assumes all Rights are exercised at the estimated subscription price.

                            ----------------------

As used in this prospectus, unless otherwise specified, "dollar," "$", "US$" or "U.S. Dollar" refers to the United States Dollar and "yen" or "(Y)" refers to the Japanese yen. No representation is made that the yen or dollar amounts shown in this prospectus could have been or could be converted into dollars or yen as the case may be, at any particular rate at all.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus in connection with the Offer made by this prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund, the Manager, Nomura Asset Management Co. Ltd. (the "Investment Adviser") or the Dealer Manager. This prospectus does not constitute an offer to sell or the solicitation of any offer to buy any security other than the shares of Common Stock offered by this prospectus, nor does it constitute an offer to sell or a solicitation of any offer to buy the shares of Common Stock by anyone in any jurisdiction in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any such person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this prospectus nor any sale made hereunder shall, under any circumstances, creates any implication that information contained herein is correct as of any time subsequent to the date hereof. However, if any material change occurs while this prospectus is required by law to be delivered, the prospectus will be amended or supplemented accordingly.

                               TABLE OF CONTENTS

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                                                                          Page


Prospectus Summary...........................................................1
Fund Expenses...............................................................11
The Offer...................................................................13
The Fund....................................................................24
Investment Objective and Policies...........................................26
Investment Restrictions.....................................................29
Risk Factors and Special Considerations.....................................30
Portfolio Composition.......................................................38
Management of the Fund......................................................46
Code of Ethics..............................................................51
Management and Investment Advisory Arrangements.............................51
Legal Proceedings...........................................................55
Proxy Voting Policy.........................................................55
Portfolio Transactions and Brokerage........................................56
Portfolio Turnover..........................................................58
Net Asset Value of Common Stock.............................................58
Dividends and Capital Gain Distributions; Dividend Reinvestment Plan........58
Taxation....................................................................61
Capital Stock...............................................................67
Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar..........69
Experts.....................................................................69
Distribution Arrangements...................................................69
Legal Matters...............................................................69
Financial Statements........................................................69

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                              PROSPECTUS SUMMARY

      The following summary is qualified in its entirety by reference to the more detailed information appearing elsewhere or incorporated by reference in this prospectus. It may not contain all of the information that is important to each stockholder. Accordingly, to understand the Offer fully, stockholders are encouraged to read the entire document carefully. Unless otherwise indicated, the information in this prospectus assumes that the Rights issued are all exercised.

THE OFFER AT A GLANCE

Purpose of the Offer

The Board of Directors of the Fund ("Board of Directors") has determined that the Offer is in the best interests of the Fund and its existing stockholders because it represents an opportunity to increase the assets of the Fund available for investment, thereby enabling the Fund to take advantage more fully of existing and future investment opportunities that may be or may become available, consistent with the Fund's investment objective of long-term capital appreciation, through investment primarily in smaller capitalization companies in Japan.


An increase in the assets of the Fund available for investment would enable the Fund to be in a better position to take advantage of attractive investment opportunities arising in the Japanese securities markets. Due to a combination of positive economic and securities market developments, the Board of Directors and the Manager believe that now is an opportune time to raise assets for the Fund to invest in smaller capitalization companies in Japan. The Board of Directors and Nomura Asset Management U.S.A. Inc., the Fund's manager ("Manager"), also believe that an increase in the size of the Fund may result in a modest reduction in the Fund's expense ratio. There can be no assurance that the Offer will be successful or that, by increasing the size of the Fund, the Fund's expense ratio will be lowered. See "The Offer--Purpose of the Offer."


The Offer


The Fund is issuing to stockholders of record on [__________] (the "Record Date") one transferable Right for each share of Fund Common Stock held. Each stockholder on the Record Date that continues to hold Rights and each other holder of the Rights is entitled to subscribe for one Share for every [ ] Rights held (1 for [ ]). The Fund will not issue fractional shares of its Common Stock upon the exercise of Rights; accordingly, Rights may be exercised only in multiples of [ ].

The Rights will expire at, and therefore cannot be exercised after, 5:00 p.m., New York City time, on _____, 2005, unless the Offer is extended by the Fund (the "Expiration Date"). The Rights are transferable and application will be made to list them for trading on the NYSE under the symbol "JOF. RT." See "The Offer."

In this prospectus, we use the terms "Shares" to refer to any outstanding shares of Common Stock and shares of Common Stock to be issued pursuant to the exercise of the Rights, "Stockholders" to refer to any person that holds Shares, "Record Date Stockholders" to refer to those stockholders that held their Shares on the Record Date and "Existing Rights Holders" to refer to those persons (i) that are Record Date Stockholders to whom the Rights were issued initially to the extent that a Record Date Stockholder continues to hold Rights and (ii) any subsequent transferees of the Rights that continue to hold the Rights.


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Subscription Price

The subscription price per share (the "Subscription Price") will be [[ ]% of the average of the last reported sale prices of a share of the Fund's Common Stock on the NYSE on the Expiration Date and the four preceding business days.] See "The Offer--Subscription Price."

Over-Subscription Privilege

Record Date Stockholders who fully exercise all Rights issued to them (other than those Rights to acquire less than one Share, which cannot be exercised) are entitled to subscribe for additional Shares which were not subscribed for by other Record Date Stockholders. If sufficient Shares are available, all Record Date Stockholders' over-subscription requests will be honored in full. If these requests for Shares exceed the Shares available, the available Shares will be allocated pro-rata among Record Date Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund. See "The Offer--Over-Subscription Privilege."

Sale of Rights


The Rights are transferable until the expiration date of the Offer. The Fund has applied to list the Rights for trading on the NYSE under the symbol "JOF.RT" during the course of the Offer. The Fund and the Dealer Manager will use their best efforts to ensure that an adequate trading market for the Rights will exist. No assurance can be given that a market for the Rights will develop. Trading in the Rights on the NYSE is expected to be conducted until the close of trading on the NYSE on the last business day prior to the Expiration Date. See "The Offer--Sale of Rights."


Use of Proceeds

The net proceeds of the Offer, assuming all Shares offered hereby are sold, are estimated to be approximately $[ ], after deducting offering expenses and fees paid to the Dealer Manager estimated to be $[ ]. The Manager and the Investment Adviser anticipate that investment of the net proceeds of the Offer in accordance with the Fund's investment objective and policies will take approximately thirty days after completion of the Offer. However, the investment of the net proceeds may take up to three months from completion of the Offer, depending on market conditions and the availability of appropriate securities. Pending such investment, it is anticipated that the net proceeds will be invested in yen-denominated or U.S. dollar-denominated fixed-income securities and other permitted investments. See "Use of Proceeds."

How to Obtain Subscription Information

o     Contact your broker-dealer, trust company, bank or other nominee, or


o     Contact the Information Agent toll-free at 1(800) 814-0439.


How to Subscribe

o     Deliver a completed subscription certificate ("Subscription
      Certificate") and payment to the Subscription Agent by the Expiration Date, or


o If your shares are held in an account with your broker-dealer, trust company, bank or other nominee, have your broker-dealer, trust company, bank or other nominee deliver a notice of
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      guaranteed delivery ("Notice of Guaranteed Delivery") to the Subscription Agent by the Expiration Date.


Subscription Agent

The Subscription Agent for the Offer is:


Computershares Shareholder Services, Inc.
161 Bay State Drive
Braintree, MA 02184


Restrictions on Foreign Stockholders

The Fund will not mail Subscription Certificates to Record Date Stockholders whose record addresses are outside the United States (for these purposes, the United States includes its territories and possessions and the District of Columbia). The Subscription Agent will hold the Rights to which those Subscription Certificates relate for such Stockholders' accounts until instructions are received to exercise the rights, subject to applicable law. If no instructions have been received by 5:00 p.m., New York City time, on [________], 2005, three business days prior to the Expiration Date (or, if the subscription period is extended, on or before three business days prior to the extended Expiration Date), the Subscription Agent will transfer the Rights of these Stockholders to the Dealer Manager, which will either purchase the Rights or use its best efforts to sell the Rights. The net proceeds, if any, from the sale of those Rights by or to the Dealer Manager will be remitted to these Stockholders. See "The Offer--Foreign Stockholders."

Distribution Arrangements


UBS Securities LLC will act as Dealer Manager for the Offer. Under the terms and subject to the conditions contained in a Dealer Manager Agreement between the Fund, the Manager and the Dealer Manager, the Dealer Manager will provide financial advisory services and marketing assistance in connection with the Offer and will solicit the exercise of Rights and participation in the over-subscription privilege by Record Date Stockholders. The Offer is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Manager a fee for financial advisory, marketing and soliciting services equal to 3.75% of the Subscription Price per Share for Shares issued pursuant to the exercise of Rights and the over-subscription privilege. The Dealer Manager will reallow a part of its fees to other broker-dealers that have assisted in soliciting the exercise of Rights. The Fund has also agreed to pay the Dealer Manager up to $100,000 as a partial reimbursement for its expenses incurred in connection with the Offer. The Fund and the Manager have also agreed to indemnify the Dealer Manager against certain liabilities under the Securities Act of 1933, as amended (the "1933 Act"). See "The Offer--Distribution Arrangements."


IMPORTANT DATES TO REMEMBER

Record Date                                                                  [______________]

Subscription Period                                                          [______________]--
                                                                               [______________]*

Expiration Date                                                              [______________]*

Deadline for Subscription Certificates and Payment for Shares+               [______________]*

Deadline for Notice of Guaranteed Delivery+                                  [______________]*

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                                      3


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Deadline for Payment Pursuant to Notice of Guaranteed Delivery               [______________]*

Confirmation Mailed to Exercising Rights Holders                             [______________]*

Final Payment for Shares**                                                   [______________]*

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*  Unless the Offer is extended.
+ A person exercising Rights must deliver either (i) a Subscription Certificate and payment for Shares or (ii) a Notice of Guaranteed Delivery by the Expiration Date, unless the Offer is extended.
** Additional amount due (in the event the Subscription Price exceeds the estimated Subscription Price).

THE FUND AT A GLANCE

The Fund

The Fund is a non-diversified, closed-end management investment company organized as a Maryland corporation. As of [________], 2005, the Fund's net asset value per share ("NAV") was $[______]. See "The Fund."

NYSE Listed


As of [_____], 2005, the Fund had 15,846,384 Shares of Common Stock outstanding. The Fund's Common Stock is traded on the NYSE under the symbol "JOF." As of [_____], 2005, the last reported sales price of a Share of the Fund was $[_____]. The Rights are transferable and the Fund will apply to list the Rights for trading on the NYSE under the symbol "JOF.RT" during the course of the Offer. See "The Fund--Description of Common Stock."


Investment Objective

The Fund's investment objective is to provide stockholders with long-term capital appreciation primarily through investments in smaller capitalization companies in Japan (as determined in accordance with the Fund's investment policies). No assurance can be given that the Fund's investment objective will be achieved. See "Investment Objective and Policies."

Investment Policies

The Fund will, under normal market conditions, invest at least 80% of its total assets in smaller capitalization Japanese equity securities traded on the Tokyo, Osaka, Nagoya and JASDAQ Stock Exchanges and Mothers, Hercules and Centrex markets, and included or traded on other indices or markets, as applicable, determined by the Manager to be appropriate indices or markets for smaller capitalization companies in Japan ("Smaller Capitalization Companies"). This investment policy is a fundamental policy which may only be changed by a stockholder vote.


Currently, the Manager considers Smaller Capitalization Companies to be those companies whose equity securities are included, at the time of purchase, in the RUSSELL/NOMURA Small Cap(TM) Index (the "RN Small Cap Index") and certain other companies that are not represented in the RN Small Cap Index. The RN Small Cap Index measures the performance of small companies in Japan and currently consists of approximately 1,300 of the equity securities of the smallest companies included in the RUSSELL/NOMURA Total Market(TM) Index (the "RN Total Index"), representing the bottom 15% of the total market capitalization of the RN Total Index. The RN Total Index is currently comprised of approximately 1,700 of the largest Japanese equity securities as determined by total market capitalization

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(in terms of adjusted market capitalization) and measures the performance of the broad Japanese equity market. The bottom 2% of total Japanese equity market (in terms of adjusted market capitalization) are not included in the RN Total Index and therefore are not included in the RN Small Cap Index. However, because the companies who belong to such bottom 2% have small market capitalizations, the Manager considers these companies to be Smaller Capitalization Companies. See "Investment Objective and Policies" and "Risk Factors and Special Considerations--Risks Relating to the Fund's Operations." included in the RN Small Cap Index. See "Investment Objective and Policies" and "Risk Factors and Special Considerations--Risks Relating to the Fund's Operations."


The Fund is a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). See " Investment Restrictions."

Manager and Investment Adviser

Nomura Asset Management U.S.A. Inc. acts as the Fund's Manager and its parent, Nomura Asset Management Co., Ltd. (the "Investment Adviser"), acts as the Fund's investment adviser pursuant to a contract with the Manager. The Manager and the Investment Adviser (including its predecessor) have served in these capacities since the Fund commenced operations in 1990. The Manager and the Investment Adviser are affiliated with Nomura Securities Co., Ltd., the largest securities company in Japan. The Manager and the Investment Adviser, together with their affiliates, had approximately $154 billion in assets under management as of September 30, 2005. See "Management and Investment Advisory Arrangements."

Compensation of the Manager and the Investment Adviser

As compensation for its services to the Fund pursuant to the Management Agreement, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund minus the sum of accrued liabilities of the Fund) not in excess of $50 million, 1.00% of the Fund's average weekly net assets in excess of $50 million but not in excess of $100 million, 0.90% of the Fund's average weekly net assets in excess of $100 million but not in excess of $175 million and 0.80% of the Fund's average weekly net assets in excess of $175 million.

For services performed under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee from the Manager at the annual rate of 0.50% of the Fund's average weekly net assets not in excess of $50 million, 0.45% of the Fund's average weekly net assets in excess of $50 million but not in excess of $100 million, 0.40% of the Fund's average weekly net assets in excess of $100 million but not in excess of $175 million and 0.35% of the Fund's average weekly net assets in excess of $175 million.

The Manager and the Investment Adviser will benefit from the Offer because their fees are based on the net assets of the Fund. See "Management and Investment Advisory Arrangements--Compensation and Expenses."

Custodian

Brown Brothers Harriman & Co. acts as the Fund's custodian.

Transfer Agent, Dividend-Paying Agent and Registrar

EquiServe Trust Company, N.A. acts as the Fund's dividend-paying agent and as transfer and service agent and registrar for the Fund's Common Stock and Dividend Reinvestment Plan.

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RISK FACTORS AND SPECIAL CONSIDERATIONS AT A GLANCE

YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING FACTORS, AS WELL AS THE OTHER INFORMATION IN THIS PROSPECTUS, BEFORE MAKING AN INVESTMENT IN THE FUND UNDER THIS OFFER.

AS A RESULT OF THIS OFFER, YOU MAY INCUR IMMEDIATE ECONOMIC DILUTION AND, IF YOU DO NOT EXERCISE ALL OF YOUR RIGHTS, YOU WILL INCUR VOTING DILUTION.

To the extent that the number of shares outstanding after the Offer increases proportionately more than the increase in the size of the Fund's net assets, you will, at the completion of the Offer, experience immediate dilution of NAV. In addition, if the Subscription Price for the Offer is less than the Fund's NAV, you would experience additional immediate dilution of NAV as a result of the Offer. If the Subscription Price is substantially less than the current NAV at the expiration of the Offer, such dilution could be substantial. In addition, whether or not you exercise your Rights, you will experience a dilution of NAV because you will indirectly bear the expenses of this Offer, which include, among other items, SEC registration fees, printing expenses and the fees assessed by service providers (including the cost of the Fund's counsel and independent registered public accounting firm). This dilution of NAV will disproportionately affect Stockholders who do not exercise their Rights. We cannot state precisely the amount of any decrease because we do not know at this time how many shares will be subscribed for or what the NAV and Subscription Price will be at the pricing date. For example, assuming (i) a NAV of $[__] (the Fund's approximate NAV on [__], 2005), (ii) a subscription price of $[__] (which is [__]% of the Fund's market price on [__], 2005) and (iii) that all Rights are exercised at the estimated subscription price, the Fund's NAV (after payment of estimated expenses) would be reduced by approximately $[__] per share. As of [__], 2005, the Fund's NAV was $[__].


In addition to the economic dilution described above, if you do not exercise all of your Rights, you will incur voting dilution as a result of this Offer. This voting dilution will occur because you will own a smaller proportionate interest in the Fund after the Offer than you owned prior to the Offer.


The fact that the Rights are transferable may reduce the effects of economic dilution as a result of the Offer. Rights Holders can transfer or sell their Rights. The cash received from the sale of Rights is partial compensation for any such possible dilution. There can be no assurance, however, that a market for the Rights will develop or that the Rights will have any value in that market.


See "Risk Factors and Special Considerations--Risks Relating to the Offer--You may incur immediate economic dilution, and if you do not exercise all of your Rights, you will incur voting dilution."


YOU MAY LOSE MONEY BY INVESTING IN THE FUND.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency.

Among the principal risks of investing in the Fund is market risk, which is the risk that the value of your investment may fluctuate as stock markets in Japan fluctuate.


As an investment company that primarily holds common stocks, the Fund's portfolio is subject to the possibility that common stock prices will decline over short or even extended periods. The Fund may remain substantially invested during periods when stock prices generally rise and also during periods when they generally decline. Risks are inherent in investments in equities, and Fund stockholders should be able to tolerate significant fluctuations in the value of their investment in the Fund.


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See "Risk Factors and Special Considerations--Risks Relating to the Offer--You may lose money by investing in the Fund."

INVESTING IN JAPAN INVOLVES CERTAIN RISKS AND SPECIAL CONSIDERATIONS NOT TYPICALLY ASSOCIATED WITH INVESTING IN U.S. COMPANIES.

Investing in Japanese securities involves certain risks and special considerations not typically associated with, or different from considerations associated with, investing in the securities of established U.S. companies, including:

      o     abrupt or unexpected changes to the government;

      o different corporate disclosure, regulatory and governance standards;

      o     potential difficulty in enforcing judgments;

      o currency exchange rate fluctuations, which may increase the cost associated with conversion of investment principal and income from one currency to another; and

      o     different laws regarding the custody of foreign securities.

These risks are described in more detail under "Risk Factors and Special Considerations--Risks Relating to the Fund's Operations--Political factors in Japan may adversely affect the Fund's performance;" "--The Japanese economy is affected by different factors than the U.S. economy;" "--Japan has different corporate disclosure, governance and regulatory requirements than you may be familiar with in the United States;" "--The Fund may have difficulty enforcing foreign judgments against Japanese companies or their management;" "--Foreign currency fluctuations could adversely affect the Fund's performance;" "--If the Fund repatriates investments during exchange rate fluctuations, it may have an adverse impact on the Fund's performance;" "--Investments in small capitalization Japanese companies may expose the Fund to greater investment risk;" "--The Fund's ability to hedge against foreign currency risks may adversely affect the Fund's net asset value;" and "--Japan has different laws regarding the custody of foreign securities than you may be familiar with in the United States."

THE FOCUS OF THE FUND'S INVESTMENTS IN SPECIFIC ECONOMIC SECTORS AND RELATED INDUSTRIES MAY EXPOSE IT TO GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.


From time to time, the Fund may invest a greater proportion of its assets in the securities of companies that are part of specific sectors and related industries of the Japanese economy. For example, at August 31, 2005, the Fund maintained 29.8% of its total assets in the securities of Japanese companies in the automotive equitment and parts, machinery and machine tools and miscellaneous manufacturing sectors. The Fund is therefore subject to greater risk of loss with respect to its portfolio securities as a result of its focus on such sectors and related industries. See "Risk Factors and Special Considerations--Risks Relating to the Fund's Operations--The focus of the Fund's investments in specific economic sectors and related industries may expose it to greater risk of loss with respect to its portfolio securities."


INVESTMENTS IN SMALL CAPITALIZATION JAPANESE COMPANIES MAY EXPOSE THE FUND TO GREATER INVESTMENT RISK.


The Fund invests a substantial portion of its assets in the securities of Japanese Smaller Capitalization Companies. Investments in the securities of these companies may present greater opportunities for

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growth, but also involve greater risks than are customarily associated with investments in securities of more established and larger capitalized companies. The securities of Smaller Capitalization Companies have fewer market makers and wider price spreads, which may in turn result in more abrupt and erratic market price movements and make the Fund's investments more vulnerable to adverse general market or economic developments than would investments only in large, more established Japanese companies. It is more difficult to obtain information about smaller capitalization companies because they tend to be less well known and have shorter operating histories and because they tend not to have significant ownership by large investors or be followed by many securities analysts. See "Risk Factors and Special Considerations--Investments in small capitalization Japanese companies may expose the Fund to greater investment risk."


THERE ARE NO FIXED LIMITATIONS REGARDING PORTFOLIO TURNOVER.


Frequency of portfolio turnover is not a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that its annual portfolio turnover rate will not exceed 100%. For the fiscal year ended February 28, 2005, the Fund's portfolio turnover rate was 86%. A high rate of portfolio turnover involves correspondingly greater aggregate payments for brokerage commissions, which expenses must be borne by the Fund and its stockholders. In addition, a high rate of portfolio turnover may result in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends. See "Risk Factors and Special Considerations--Risks Relating to the Fund's Operations--There are no fixed limitations regarding portfolio turnover."


THE FUND'S ABILITY TO HEDGE AGAINST FOREIGN CURRENCY RISKS MAY ADVERSELY AFFECT THE FUND'S NET ASSET VALUE.


The Fund may engage in a variety of foreign currency exchange transactions. Hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Manager's and the Investment Adviser's view as to certain market movements is incorrect, the risks that the use of hedging could result in losses greater than if they had not been used. The Fund has not previously entered into transactions to hedge against foreign currency risks. However, if the Fund does enter into any such transactions, the Fund, will deposit in a segregated account with its custodian, liquid securities or cash or cash equivalents or other assets permitted to be so segregated by the SEC in an amount equal to or greater than the market value of the liabilities under any such foreign currency hedging agreements. There can be no assurance that the Fund will employ a foreign currency hedge at any given time, nor can there be any assurance that the Fund will be able to do this hedging successfully. See "Investment Objective and Policies--Other Investment Policies--Hedging Foreign Currency Risks;" and "Risk Factors and Special Considerations--Risks Relating to the Fund's Operations--The Fund's ability to hedge against financial risks may adversely affect the Fund's net asset value."


IF THE FUND FAILS TO QUALIFY AS A REGULATED INVESTMENT COMPANY, THE FUND WILL BE TAXED AS A CORPORATION.

If in any taxable year the Fund fails to qualify as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the "Code"), the Fund will be taxed in the same manner as an ordinary corporation and distributions to its Stockholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to Stockholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the Stockholders' hands as long-term capital gains. See "Taxation--U.S. Tax Status;" and "Risk Factors and Special

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Considerations--Risks Relating to the Fund's Operations--If the Fund fails to qualify as a regulated investment company the Fund will be taxed as a corporation."

THE FUND'S SHARES HAVE TRADED AND MAY IN THE FUTURE TRADE AT A DISCOUNT TO NET ASSET VALUE.


Although the Fund's shares of Common Stock have recently traded on the NYSE at a premium to their NAV, the Fund's shares have in the past traded at a discount to their NAV. There can also be no assurance that the Fund's shares will trade at a premium in the future or that the present premium is sustainable. The Fund's shares have traded at discounts of as much as 29.4% in the past five years. See "Risk Factors and Special Considerations--Risks Relating to the Fund's Operations--The Fund's shares have traded and may trade in the future at a discount to net asset value."


THE FUND'S STATUS AS A "NON-DIVERSIFIED" INVESTMENT COMPANY MAY EXPOSE IT TO GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

The Fund is classified as a "non-diversified" management investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, will be subject to greater risk with respect to its portfolio securities. As a result, the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holdings sufficiently to be classified as a "diversified" management investment company. See "Taxation--U.S. tax status;" and "Risk Factors and Special Considerations--Risks Relating to the Fund's Operations--The Fund's status as a "non-diversified" investment company may expose it to greater risk of loss with respect to its portfolio securities."

CERTAIN PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND PROVISIONS IN THE FUND'S CHARTER AND BYLAWS MAY HAVE THE EFFECT OF DEPRIVING YOU OF AN OPPORTUNITY TO SELL YOUR SHARES AT A PREMIUM.

The Fund's Charter and Bylaws and the Maryland General Corporation Law (the "MGCL") include provisions that could limit the ability of other persons to acquire control of the Fund, to convert the Fund to an open-end investment company or to change the composition of the Fund's Board of Directors. The Fund has adopted measures that may make it difficult for another person or entity to obtain control of the Fund.


Additionally, Charter provisions include various supermajority vote requirements (which require the vote of 75 percent of outstanding shares in certain circumstances) to approve extraordinary corporate actions such as a merger or consolidation, the sale of all or substantially all of the Fund's assets, the liquidation or dissolution of the Fund and certain Charter amendments.


The foregoing provisions may be regarded as "anti-takeover" provisions and may have the effect of depriving Stockholders of an opportunity to sell their shares at a premium over prevailing market prices. See "Capital Stock--Certain Provisions of Maryland General Corporation Law and the Charter and Bylaw;" and "Risk Factors and Special Considerations--Risks Relating to the Fund's Operations-- Certain provisions of the Maryland General Corporation Law and provisions in the Fund's Charter and Bylaws may have the effect of depriving you of an opportunity to sell your Shares at a premium."

-------------------------------------------------------------------------------

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THE OPERATING EXPENSES OF THE FUND MAY BE HIGHER THAN INVESTMENT COMPANIES THAT INVEST PRIMARILY IN THE SECURITIES OF U.S. COMPANIES.


The Fund's estimated annual operating expenses may be higher than those of most other investment companies that invest predominately in the securities of U.S. companies. In addition, brokerage commissions, custodial fees and other fees are generally higher for investments in foreign securities markets. As a result of these higher expected operating expenses, the Fund needs to generate higher relative returns to provide investors with an equivalent economic return. See "Fund Expenses" and "Risk Factors and Special Considerations--Risks Relating to the Fund's Operations--The operating expenses of the Fund are higher than investment companies that invest primarily in the securities of U.S. companies."




-------------------------------------------------------------------------------

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                                 FUND EXPENSES

Stockholder transaction expenses
     Sales load (as a percentage of the subscription price)(1)...................................  %
     Dividend Reinvestment Plan fees.............................................................  None

                                                                                        (as a percentage of net assets
                                                                                          attributable to the common
                                                                                                   stock)(2)
---------------------------------------------------------------------------------------------------------------
Annual expenses
      Management fee.......................................................................      ___%
      Other expenses ......................................................................      ___%

      Total annual expenses(3) ............................................................      ___%


(1) The Fund has agreed to pay the Dealer Manager for its financial advisory, marketing and soliciting services a fee equal to 3.75% of the aggregate subscription price for the Shares issued pursuant to the Offer and to reimburse the Dealer Manager in part for its out-of-pocket expenses up to $100,000. In addition, the Fund has agreed to pay a fee to each of the Subscription Agent and the Information Agent estimated to be $[_________] and $[____], respectively, plus reimbursement for their out-of-pocket expenses related to the Offer. Total offering expenses are estimated to be $[_____], which assumes that the Offer is fully subscribed. These fees will be borne by the Fund and indirectly by all of the Fund's Stockholders, including those who do not exercise their Rights. See "Distribution Arrangements."

(2) Fees payable under the Management Agreement are calculated on the basis of the Fund's average weekly net assets. See "Management and Investment Advisory Arrangements". "Other expenses" have been estimated by annualizing actual expenses through the second fiscal quarter.
(3) [The indicated [___]% expense ratio assumes that the Offer is fully subscribed, yielding estimated net proceeds of approximately $[_____] (assuming a subscription price of $[____] as of [_____________]), and that, as a result, based on the Fund's net assets of $[_______] on [__________], the net assets attributable to Stockholders would be $[_______] upon completion of the Offer.] It also assumes that net assets attributable to Stockholders will not increase or decrease due to currency fluctuations.

The above table is intended to assist the Fund's investors in understanding the various costs and expenses associated with investing in the Fund through the exercise of Rights.

                             Hypothetical example

An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

    1 Year              3 Years               5 Years              10 Years
-------------------------------------------------------------------------------
      $                    $                     $                     $

This hypothetical example assumes that all dividends and other distributions are reinvested at NAV and that the percentage amounts listed under "Annual expenses" above remain the same in the years shown. The above tables and the assumption in the hypothetical example of a 5% annual return are required by regulation of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Shares. This hypothetical example reflects all recurring and non-recurring fees, including payment of the [___]% sales load and other expenses incurred in connection with the Offer. Each year's figure includes all expenses of the Offer. For more complete descriptions of certain of the Fund's costs and expenses, see "Management of the Fund" and "Management and Investment Advisory Arrangements."

The hypothetical example should not be considered a representation of future expenses or rate of return and actual Fund expenses may be greater or less than those shown.


-------------------------------------------------------------------------------

                             Financial Highlights


The following information, insofar as it relates to the year ended February 28, 2005, has been audited by [___________], the independent registered public accounting firm for the Fund, whose report thereon was unqualified. Prior to that time, the information was audited by a different independent registered public accounting firm for the Fund, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto incorporated by reference in this prospectus. See "Financial Statements."


                                      For the Six                                                          For the Year Ended
                                      Months Ended   ---------------------------------------------------------------------------
                                       August 31,    February     February                                            February
                                          2005          28,          29,                  February 28,                   29,
                                      ------------   --------     --------      -------------------------------       --------
                                      (unaudited)      2005         2004         2003         2002         2001         2000

Per share operating performance+
Net asset value, beginning of period      $11.59       $9.40        $5.74        $5.86        $7.59       $16.39        $5.86
                                      ------------   --------     --------      --------    --------    ---------     --------
  Net investment loss*...........          (0.01)     (0.06)       (0.03)       (0.05)       (0.06)       (0.09)       (0.11)
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency.......................           0.75       2.25         3.69        (0.07)       (1.59)       (7.89)        11.99
                                      ------------   --------     --------      --------    --------    ---------     --------
Total from investment operations.           0.74       2.19         3.66        (0.12)       (1.65)       (7.98)        11.88
Distributions to Stockholders from:
  Net realized capital gains.....            --         --           --           --         (0.08)       (0.82)
  Net investment income .........            --         --           --           --           --           --           --
                                      ------------   --------     --------      --------    --------    ---------     --------
Total distributions..............           0.00       0.00         0.00        (0.00)       (0.08)       (0.82)        0.00
Net asset value, end of period+..         $12.33      $11.59        $9.40        $5.74        $5.86        $7.59       $16.39
                                      ============   ========     ========      ========    ========    =========     ========
Per share market value, end of
period...........................         $13.50      $12.20       $10.79        $6.38        $5.53        $6.89       $11.000
Total Investment Return+.........          10.7%       13.1%        69.1%        15.4%       (18.6%)      (31.1%)       76.0%
Ratio To Average Net Assets/
  Supplemental Data:
  Net assets, end of period (in
000s)                                    $195,335    $183,717     $149,012      $90,930      $92,815     $120,275     $259,766
  Ratio of operating expenses....          1.48%       1.54%        1.47%        1.63%        1.58%        1.33%        1.33%
  Ratio of net investment loss...         (0.16%)     (0.57%)      (0.41%)      (0.75%)      (0.84%)      (0.76%)      (0.88%)
  Portfolio turnover rate........           41%         86%          28%          28%          38%          78%          50%




                                                       For the Year Ended
                                      --------------------------------------------------
                                                                                February
                                                    February 28,                   29,
                                          -------------------------------       --------
                                           1999         1998         1997         1996

Per share operating performance
Net asset value, beginning of period       $4.85        $6.44        $7.82        $8.59
                                          --------    --------    --------      --------
  Net investment loss*...........         (0.04)       (0.06)       (0.09)       (0.07)
  Net realized and unrealized gain
(loss)
  on investments and foreign
currency.........................          1.06        (1.45)       (1.25)       (0.70)
                                          --------    --------    --------      --------
Total from investment operations.          1.02        (1.51)       (1.34)       (0.77)
Distributions to Stockholders from:
  Net realized capital gains.....
  Net investment income .........         (0.01)       (0.08)       (0.04)         --
                                          --------    --------    --------      --------
Total distributions..............         (0.01)       (0.08)       (0.04)        0.00
Net asset value, end of period...          $5.86        $4.85        $6.44        $7.82
                                          ========    ========    ========      ========
Per share market value, end of
period...........................         $6.250       $5.750       $6.375       $8.500
Total Investment Return+.........          8.8%        (8.5)%       (24.6%)      (1.4%)
Ratio To Average Net Assets/
  Supplemental Data:
  Net assets, end of period (in
000s)                                     $66,740      $55,246      $73,288      $88,966
  Ratio of operating expenses....          1.80%        1.71%        1.70%        1.47%
  Ratio of net investment loss...         (0.82%)      (1.00%)      (1.10%)      (0.83%)
  Portfolio turnover rate........           35%          29%          71%          79%


+ Based on market value per share, adjusted for reinvestment of income dividends and long term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.
*     Based on average shares outstanding.
Note: Contained above is operating performance for a Share of Common Stock outstanding, total investment return, ratios to average net assets of Stockholders and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's Shares.

                                   THE OFFER

Purpose of the Offer

The Board of Directors of the Fund has determined that the Offer is in the best interests of the Fund and its existing Stockholders because it represents an opportunity to increase the assets of the Fund available for investment, thereby enabling the Fund to take advantage more fully of existing and future investment opportunities that may be or may become available, consistent with the Fund's investment objective of long-term capital appreciation through investment primarily in Smaller Capitalization Companies.

An increase in the assets of the Fund available for investment would enable the Fund to be in a better position to take advantage of attractive investment opportunities arising in the Japanese securities market. Due to a combination of positive economic and securities market developments, the Board of Directors and the Manager believe that now is an opportune time to raise Fund assets for investment in Smaller Capitalization Companies. There is no assurance that the investment of the proceeds of the Offer will be successful or provide favorable returns.


In reaching its decision, the Board of Directors considered, among other matters, (i) advice by the Manager and Investment Adviser that additional assets would permit the Fund to take advantage of available investment opportunities without having to sell portfolio securities that the Manager believes should be held, (ii) the belief of the Manager and Investment Adviser that current market opportunities are attractive in Smaller Capitalization Companies and (iii) increasing the size of the Fund through the Offer may result in certain economies of scale which could in turn lower the Fund's expenses as a percentage of net assets. The Board of Directors and the Managers also believe that an increase in the size of the Fund may result in a modest reduction in the Fund's expense ratio. Furthermore, the Board of Directors and the Manager believe that any resulting reduced expense ratio would be of long-term benefit to the Fund and its Stockholders, and that a well-subscribed rights offering could increase liquidity on the NYSE where shares of the Fund's Common Stock are traded. There can be no assurance that the Offer will be successful or that by increasing the size of the Fund, its expense ratio will be lowered.


The Offer provides existing Stockholders the opportunity to purchase additional Shares at a price below market price. The distribution to Record Date Stockholders of transferable Rights, which may themselves have intrinsic value, also will afford non-participating Record Date Stockholders the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for the economic dilution of their interests. The Board of Directors also considered the impact of the Offer on the Fund's NAV. For a discussion of the potential impact of the Offer on current Stockholders, such as dilution, see "Risk Factors and Special Considerations."

Structure of the Offer

The Board of Directors retained UBS Securities LLC, the Dealer Manager for the Offer, to provide the Fund with financial advisory, marketing and soliciting services relating to the Offer, including advice with respect to the structure, timing and terms of the Offer. In determining the structure of the Offer, the Board of Directors considered, among other things, using a fixed pricing versus variable pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the effect on the Fund and its existing Stockholders if the Offer is not fully subscribed and the experience of the Dealer Manager in conducting rights offerings.

ALTHOUGH THE FUND HAS NO PRESENT INTENTION TO DO SO, THE FUND MAY, IN THE FUTURE AND IN ITS DISCRETION, CHOOSE TO MAKE ADDITIONAL RIGHTS OFFERINGS FROM TIME TO TIME FOR A NUMBER OF SHARES AND ON TERMS WHICH MAY OR MAY

NOT BE SIMILAR TO THE OFFER. ANY SUCH FUTURE RIGHTS OFFERING WILL BE MADE IN ACCORDANCE WITH THE 1940 ACT.

Terms of the Offer


The Fund is issuing to Record Date Stockholders transferable Rights to subscribe for an aggregate of [__________] Shares. Each Record Date Stockholder is being issued one transferable Right for each whole Share owned on the Record Date. The Rights entitle each Record Date Stockholder to acquire shares at the subscription price one Share for every [ ] Rights held (1-for-[ ]). Rights may be exercised at any time during the subscription period, which commences on [__________]], the Record Date, and ends at 5:00 p.m., New York City time, on [__________], the Expiration Date, unless extended by the Fund.

The Rights will be listed for trading on the NYSE under the symbol "JOF.RT" during the course of the Offer. Trading in the Rights on the NYSE is expected to be conducted until the close of trading on the NYSE on the last business day prior to the Expiration Date. See "The Offer--Sale of Rights." The Shares, once issued, will be listed on the NYSE under the symbol "JOF." The Rights will be evidenced by Subscription Certificates which will be mailed to Record Date Stockholders, except as discussed below under "--Foreign Stockholders."


The Fund will not issue fractional Shares upon the exercise of Rights; accordingly, Rights may be exercised only in multiples of [-------].

The Rights are transferable. Rights Holders who are not Record Date Stockholders may purchase Shares as described above (the "Primary Subscription"), but are not entitled to subscribe for Shares pursuant to the Over-Subscription Privilege (as defined below). Record Date Stockholders and Rights Holders who purchase Shares in the Primary Subscription and Record Date Stockholders who purchase Shares pursuant to the Over-Subscription Privilege are hereinafter referred to as "Exercising Rights Holders."

Shares not subscribed for during the Primary Subscription will be offered, by means of the Over-Subscription Privilege, to Record Date Stockholders who fully exercise the Rights issued to them pursuant to the Offer (other than those Rights to acquire less than one Share, which cannot be exercised) and who wish to acquire more than the number of Shares they are entitled to purchase pursuant to the exercise of their Rights, subject to certain limitations and subject to allotment. Investors who are not Record Date Stockholders are not entitled to subscribe for any Shares pursuant to the Over-Subscription Privilege. See "--Over-Subscription Privilege" below.

For purposes of determining the number of Shares a Record Date Stockholder may acquire pursuant to the Offer, broker-dealers, trust companies, banks or others whose Shares are held of record by Cede & Co. ("Cede") or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or the other depository or nominee on their behalf.

There is no minimum number of Rights which must be exercised in order for the Offer to close.

SUBSCRIPTION PRICE

The subscription price for the Shares to be issued pursuant to the Offer will be [[__]% of the average of the last reported sale prices of a Share on the NYSE on the Expiration Date and the preceding four trading days] ("Subscription Price"). [For example, if the average of the last reported sale prices of a Share on the NYSE on the Expiration Date and the preceding four trading days is $[____] and the relevant average sale price on the NYSE is $[____], the Subscription Price would be $[____] per Share ([__]% of market price). Since the Expiration Date will be [__________] (unless the Fund extends the subscription period), Rights Holders will not know the Subscription Price at the time of exercise and will be required initially to pay for both the Shares subscribed for pursuant to the Primary Subscription and, if eligible, any additional Shares subscribed for pursuant to the Over-Subscription Privilege at the estimated Subscription Price of $[____] per Share.] See "--Payment for Shares" below. Rights Holders who exercise their Rights will have no right to rescind a purchase after receipt of their completed Subscription Certificates together with payment for Shares by the Subscription Agent (as defined below). The Fund does not have the right to withdraw the Rights or cancel the Offer after the Rights have been distributed.


The Fund announced the terms of the Offer after the close of trading on the NYSE on [__________]. The NAV at the close of business on [__________] (the last trading date on which the Fund publicly reported its NAV prior to the announcement) and on [__________] (the last trading date on which the Fund publicly reported its NAV prior to the date of this prospectus) was $[____] and $[____], respectively, and the last reported sale price of a Share on the NYSE on those dates was $[____] and $[____], respectively.


OVER-SUBSCRIPTION PRIVILEGE

Shares not subscribed for by Rights Holders ("Excess Shares") will be offered, by means of the over-subscription privilege (the "Over-Subscription Privilege"), to the Record Date Stockholders who have fully exercised the Rights issued to them and who wish to acquire more than the number of Shares they are entitled to purchase pursuant to the Primary Subscription. Record Date Stockholders should indicate on the Subscription Certificate, which they submit with respect to the exercise of the Rights issued to them, how many Excess Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Excess Shares remain, all Record Date Stockholders' over-subscription requests will be honored in full. If requests from Record Date Stockholders for Shares pursuant to the Over-Subscription Privilege exceed the Excess Shares available, the available Excess Shares will be allocated pro-rata among Record Date Stockholders who oversubscribe based on the number of Rights originally issued to such Record Date Stockholders. The percentage of remaining Shares each over-subscribing Record Date Stockholder may acquire will be rounded down to result in delivery of whole Shares. The allocation process may involve a series of allocations to assure that the total number of Shares available for over-subscriptions is distributed on a pro-rata basis.

Banks, broker-dealers, trustees and other nominee holders of rights will be required to certify to the Subscription Agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner's Primary Subscription was exercised in full. Nominee Holder Over-Subscription Forms and Beneficial Owner Certification Forms will be distributed to banks, brokers, trustees and other nominee holders of rights with the Subscription Certificates.

The Fund will not offer or sell any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

EXPIRATION OF THE OFFER

The Offer will expire at 5:00 p.m., New York City time, on [__________], the Expiration Date, unless extended by the Fund.

announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

Any extension of the Offer will be followed as promptly as practicable by announcement thereof, and in no event later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such

SUBSCRIPTION AGENT


Computershare Shareholder Services, Inc. is the subscription agent (the "Subscription Agent"). The Subscription Agent will receive for its administrative, processing, invoicing and other services a fee estimated to be approximately $[_________], plus reimbursement for all out-of-pocket expenses related to the Offer.

Completed Subscription Certificates must be sent together with proper payment of the Subscription Price for all Shares subscribed for in the Primary Subscription and the Over-Subscription Privilege (for Record Date
Stockholders) to Computershare by one of the methods described below. Alternatively, Notices of Guaranteed Delivery may be sent by facsimile to
(781) 380-3388 to be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Facsimiles should be confirmed by telephone at (781) 843-1833 ext. 200. The Fund will accept only properly completed and executed Subscription Certificates actually received at any of the addresses listed below, prior to 5:00 p.m., New York City time, on the Expiration Date or by the close of business on the third business day after the Expiration Date following timely receipt of a Notice of Guaranteed Delivery. See "--Payment for Shares" below.

                 Subscription Certificate
                      Delivery Method                                             Address/Number
--------------------------------------------------------     ---------------------------------------------------

By Notice of Guaranteed Delivery........................     Contact your broker-dealer, trust company, bank, or
                                                             other nominee to notify the Fund of your intent to
                                                             exercise the Rights.
By First Class Mail Only
     (No Overnight /Express Mail).......................     Japan Smaller Capitalization Fund, Inc.
                                                             c/o Computershare Shareholder Services, Inc.
                                                             Attention:  Corporate Actions
                                                             P.O. Box 859208
                                                             Braintree, MA 02185-9208

By Hand to New York Delivery Window.....................     Japan Smaller Capitalization Fund, Inc.
                                                             c/o Computershare Shareholder Services, Inc.
                                                             Attention:  Corporate Actions
                                                             17 Battery Place, 11th Floor
                                                             New York, New York 10004

By Express Mail or Overnight Courier....................     Japan Smaller Capitalization Fund, Inc.
                                                             c/o Computershare Shareholder Services, Inc.
                                                             Attention:  Corporate Actions
                                                             161 Bay State Drive
                                                             Braintree, MA 02184


Delivery to an address other than one of the addresses listed above will not constitute valid delivery.

INFORMATION AGENT

Any questions or requests for assistance concerning the method of subscribing for Shares or for additional copies of this prospectus or Subscription Certificates or Notices of Guaranteed Delivery may be directed to the Information Agent at its telephone number and address listed below:


The Altman Group, Inc.
1200 Wall Street West, 3rd FL
Lyndhurst, New Jersey 07071
1(800) 814-0439


Stockholders may also contact their brokers or nominees for information with respect to the Offer. The Information Agent will receive a fee estimated to be $[______], plus reimbursement for its out-of-pocket expenses related to the Offer.

SALE OF RIGHTS

The Rights are Transferable Until the Last Business Day Prior to the Expiration Date


The Fund will apply to list the Rights for trading on the NYSE under the symbol "JOF.RT" during the course of the Offer, subject to notice of issuance. Trading in the Rights on the NYSE is expected to be conducted until the close of trading on the NYSE on the last business day prior to the Expiration Date. The Fund and the Dealer Manager will use their best efforts to ensure that an adequate trading market for the Rights will exist, although no assurance can be given that a market for the Rights will develop. Trading in the Rights on the NYSE is expected to be conducted on a "when-issued" basis beginning on or about [__________], until and including on or about [___________]. Thereafter, the Rights are expected to trade on a "regular-way" basis until the last business day prior to the Expiration Date (or if the Offer is extended, until the last business day prior to the extended Expiration Date). Rights Holders are encouraged to contact their broker, bank, trustee or other nominees for more information about trading of the Rights.


Sales Through the Subscription Agent and Dealer Manager

Record Date Stockholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any Rights they do not intend to exercise themselves through or to the Dealer Manager. Subscription Certificates evidencing the Rights to be sold through or to the Dealer Manager must be received by the Subscription Agent on or before [_____________] (or if the Offer is extended, until two business days prior to the Expiration Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will ask the Dealer Manager either to purchase or to use its best efforts to complete the sale and the Subscription Agent will remit the proceeds of the sale to the selling Record Date Stockholders. If the Rights can be sold, sales of such Rights will be deemed to have been effected at the weighted-average price received by the Dealer Manager on the day such Rights are sold. The sale price of any Rights sold to the Dealer Manager will be based upon the then current market price for the Rights. The Dealer Manager will also attempt to sell all Rights which remain unclaimed as a result of Subscription Certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth business day prior to the Expiration Date. The Subscription Agent will hold the proceeds from those sales for the benefit of such non-claiming Record
Date Stockholders until such proceeds are either claimed or revert to the state. There can be no assurance that the Dealer Manager will purchase or be able to complete the sale of any such Rights, and neither the Fund nor the Dealer Manager has guaranteed any minimum sales price for the Rights. If a Record Date Stockholder does not utilize the services of the Subscription Agent and chooses to use another broker-dealer or other financial institution to sell Rights, then the other broker-dealer or financial institution may charge a fee to sell the Rights.

Other Transfers

The Rights evidenced by a Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new Subscription Certificate to the transferee evidencing such transferred Rights. In such event, a new Subscription Certificate evidencing the balance of the Rights, if any, will be issued to the Record Date Stockholder or, if the Record Date Stockholder so instructs, to an additional transferee. The signature on the Subscription Certificate must correspond to the name as set forth upon the face of the Subscription Certificate in every particular, without alteration or enlargement, or any change. A signature guarantee must be provided by an eligible financial institution as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended ("1934 Act"), subject to the standards and procedures adopted by the Fund.

Record Date Stockholders wishing to transfer all or a portion of their Rights should allow at least five business days prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent; (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any; and (iii) the Rights evidenced by such new Subscription Certificate to be exercised or sold by the recipients thereof. Neither the Fund, the Subscription Agent nor the Dealer Manager shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

Except for the fees charged by the Subscription Agent and Dealer Manager (which will be paid by the Fund), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of those commissions, fees or expenses will be paid by the Fund, the Manager, the Subscription Agent or the Dealer Manager.

The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription (but not the Over-Subscription Privilege) may be effected through, the facilities of the Depository Trust Company ("DTC"). Rights exercised through DTC are referred to as "DTC Exercised Rights." Record Date Stockholders of DTC Exercised Rights may exercise the Over-Subscription Privilege in respect of such DTC Exercised Rights by properly executing and delivering to the Subscription Agent, at or prior to 5:00 p.m., New York City time, on the Expiration Date, a Nominee Holder Over-Subscription Certificate or a substantially similar form satisfactory to the Subscription Agent, together with payment of the Subscription Price for the number of Shares for which the Over-Subscription Privilege is to be exercised.

METHODS FOR EXERCISING RIGHTS

Rights are evidenced by Subscription Certificates that, except as described below under "--Foreign Stockholders," will be mailed to Record Date Stockholders or, if a Record Date Stockholder's Shares are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee. Rights may be exercised by completing and signing the Subscription Certificate that accompanies this prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full for the Shares at the Subscription Price by the Expiration Date.

Rights may also be exercised by contacting your broker, Trustee or other nominee, who can arrange, on your behalf, (1) to deliver a Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date and (2) to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a Notice of Guaranteed Delivery by the close of business on the third Business day after the Expiration Date. A fee may be charged for this service. Completed Subscription Certificates and related payments must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on or before the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described below under "--Payment for Shares") at the offices of the Subscription Agent at the address set forth above. Fractional Shares will not be issued upon the exercise of Rights.

Exercising Rights Holders

Exercising Rights Holders who are holders of record may choose either option set forth under "-- Payment for Shares" below. If time is of the essence, the Manager, in its sole discretion, will permit delivery of the Subscription Certificate and payment after the Expiration Date.

Record Date Stockholders Whose Shares are Held by a Nominee

Record Date Stockholders whose Shares are held by a nominee, such as a bank, broker or trustee, must contact that nominee to exercise their Rights. In that case, the nominee will complete the Subscription Certificate on behalf of the Record Date Stockholder and arrange for proper payment by one of the methods set forth under "--Payment for Shares" below.

Nominees

Nominees, such as brokers, trustees or depositories for securities, who hold Shares for the account of others should notify the respective beneficial owners of the Shares as soon as possible to ascertain the beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment as described under "--Payment for Shares" below.

All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the Subscription Price will be determined by the Fund, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. The Fund reserves the right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of the Fund's counsel, be unlawful.

FOREIGN STOCKHOLDERS

Subscription Certificates will not be mailed to Record Date Stockholders whose record addresses are outside the United States (for these purposes, the United States includes its territories and possessions and the District of Columbia) (the "Foreign Stockholders"). Foreign Stockholders will receive written notice of the Offer. The Subscription Agent will hold the Rights to which those Subscription Certificates relate for these Stockholders' accounts until instructions are received to exercise the Rights, subject to applicable law. If no instructions have been received by 5:00 p.m., New York City time, on [_______________], three business days prior to the Expiration Date (or, if the subscription period is extended, on or before three business days prior to the extended Expiration Date), the Subscription Agent will transfer the Rights of these Stockholders to the Dealer Manager, which will either purchase the Rights or use its best efforts to sell them. The net proceeds, if any, from sale of those Rights will be remitted to these Stockholders.

PAYMENT FOR SHARES

Exercising Rights Holders may choose between the following methods of payment:

(1) An Exercising Rights Holder may send the Subscription Certificate together with payment for the Shares acquired in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege (for Record Date Stockholders) to the Subscription Agent based on the estimated Subscription Price of $[____] per Share ([__]% of $[____], the last reported sale price of a Share on the NYSE on [__________]). To be accepted, the payment, together with a properly completed and executed Subscription Certificate, must be received by the Subscription Agent at one of the Subscription Agent's offices set forth above, prior to 5:00 p.m., New York City time, on the Expiration Date.

(2) An Exercising Rights Holder may have a bank, trust company or NYSE member send a Notice of Guaranteed Delivery by facsimile or otherwise guaranteeing delivery of (i) payment of the full Subscription Price for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege (for Record Date Stockholders) and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the Shares is received by the Subscription Agent by the close of business on [________________] (or, if the Offer is extended, on the third business day after the Expiration Date).


All payments by an Exercising Rights Holder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to Computershare Shareholder Services, Inc. or to the Fund. The Subscription Agent will deposit all funds received by it prior to the final payment date into a segregated interest-bearing account (which interest will accrue to the benefit of the Fund) pending proration and distribution of the Shares.


The method of delivery of Subscription Certificates and payment of the Subscription Price to the Fund will be at the election and risk of the Exercising Rights Holders, but if sent by mail, it is recommended that such Certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 p.m., New York City time, on the Expiration Date or the date guaranteed payments are due under a Notice of Guaranteed Delivery (as applicable). Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of certified or cashier's check or money order.

On a date within eight business days following the Expiration Date ("Confirmation Date"), the Subscription Agent will send to each Exercising Rights Holder (or, if Shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee) a confirmation showing
(i) the number of Shares purchased pursuant to the Primary Subscription; (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege (for Record Date Stockholders); (iii) the per Share and total purchase price for the Shares; and (iv) any additional amount payable to the Fund by the Exercising Rights Holder or any excess to be refunded by the Fund to the Exercising Rights Holder, in each case based on the Subscription Price as determined on the Expiration Date. If any Exercising Rights Holder, if eligible, exercises his right to acquire Shares pursuant to the Over-Subscription Privilege, any excess payment which would otherwise be refunded to him will be applied by the Fund toward payment for Shares acquired pursuant to the exercise of the Over-Subscription Privilege. Any additional payment required from an Exercising Rights Holder must be received by the Subscription Agent within ten business days after the Confirmation Date. Any excess payment to be refunded by the Fund to an Exercising Rights Holder will be mailed by the Subscription Agent to the Rights Holder as promptly as practicable.

Whichever of the two methods described above is used, issuance of the Shares purchased is subject to collection of checks and actual receipt of payment. If an Exercising Rights Holder who subscribes for Shares pursuant to the Primary Subscription or Over-Subscription Privilege (for Record Date Stockholders) does not make payment of any amounts due by the Expiration Date or the date guaranteed payments are due under a Notice of Guaranteed Delivery, the Subscription Agent reserves the right to take any or all of the following actions: (i) notify all other Record Date Stockholders to determine who will subscribe for such subscribed and unpaid for Shares; (ii) apply any payment actually received by it from the Exercising Rights Holder toward the purchase of the greatest whole number of Shares which could be acquired by such Exercising Rights Holder upon exercise of the Primary Subscription and/or the Over-Subscription Privilege; and/or (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed for Shares.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Subscription Agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Exercising Rights Holders will have no right to rescind their subscription after receipt of their payment for Shares by the Subscription Agent, except as provided below under "--Notice of NAV Decline."

NOTICE OF NAV DECLINE

The Fund, as required by the SEC's registration form, will suspend the Offer until it amends this prospectus if, subsequent to the effective date of this prospectus, the Fund's NAV declines more than 10% from its NAV as of that date. Accordingly, the Expiration Date would be extended and the Fund would notify Record Date Stockholders of the decline and permit Exercising Rights Holders to cancel their exercise of Rights.

DELIVERY OF STOCK CERTIFICATES

Certificates representing Shares acquired in the Primary Subscription will be mailed promptly after the expiration of the Offer once full payment for such shares has been received and cleared. Certificates representing Shares acquired pursuant to the Over-Subscription Privilege will be mailed as soon as practicable after full payment for such Shares has been received and cleared and all allocations have been completed. Participants in the Fund's Dividend Reinvestment Plan will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their accounts under the Dividend Reinvestment Plan. Participants in the Fund's Dividend Reinvestment Plan wishing to exercise Rights issued with respect to the Shares held in their accounts under the Dividend Reinvestment Plan must exercise such Rights in accordance with the procedures set forth above. Record Date Stockholders whose shares are held of record by Cede & Co. FAST Automated Securities Transfer Service ("Cede & Co. FAST") or by any other depository or nominee on their behalf or their broker-dealer's behalf will have any Shares acquired in the Primary Subscription credited to the account of Cede & Co. FAST or such other depository or nominee. Shares acquired pursuant to the Over-Subscription Privilege will be certificated, and certificates representing such Shares will be sent directly to Cede & Co. FAST or such other depository or nominee. Share Certificates will not be issued for Shares credited to Dividend Reinvestment Plan accounts.

FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

For U.S. Federal income tax purposes, neither the receipt nor the exercise of the Rights by Record Date Stockholders will result in taxable income to such Stockholders. If the Rights expire without exercise, no basis will be allocated to such Rights, and the stockholder will not recognize any gain or loss for U.S. Federal income tax purposes on such expiration.


A Record Date Stockholder's basis in a Right will be zero (and his basis in his Shares will remain unchanged) unless either (i) the fair market value of the Right on the date of distribution is 15% or more of the fair market value of the Shares with respect to which the Right was distributed (which the Fund does not expect to be the case) or (ii) the Record Date Stockholder elects, in his or her Federal income tax return for the taxable year in which the Right is received, to allocate part of the basis of the Shares to the Right. If either of clauses (i) and (ii) is applicable, then if the Right is exercised, the Record Date Stockholder will allocate his or her basis in the Shares with respect to which the Right was distributed between the Shares and the Right in proportion to the fair market values of each on the date of distribution.


The holding period of a Right received by a Record Date Stockholder includes the holding period of the Shares with regard to which the Right is issued. If the Right is exercised, the holding period of the Shares acquired begins on the date the Right is exercised.

If a Right is sold, a gain or loss will be realized by the Rights Holder in an amount equal to the difference between the basis of the Right sold and the amount realized on its disposition.

A Record Date Stockholder's basis for determining gain or loss upon the sale of a Share acquired upon the exercise of a Right will be equal to the sum of the Record Date Stockholder's basis in the Right, if any, and the Subscription Price. A Record Date Stockholder's gain or loss recognized upon a sale of a Share acquired upon the exercise of a Right will depend on his basis in the Share and the proceeds of the sale, will be capital gain or loss (assuming the Share was held as a capital asset at the time of sale) and will be long-term capital gain or loss if the Share is held for more than one year. However, any loss recognized upon a sale of Shares held for six (6) months or less will be treated as a long-term capital loss to the extent of any capital gain distributions previously received by the Stockholder with respect to such shares. Additionally, tax rules may disallow a loss to the extent that the Stockholder purchases additional Stock (including by reinvestment of distributions) within 30 days before or after the sale date.

The foregoing is a general summary of the material U.S. Federal income tax consequences of the Offer under the provisions of the Code and Treasury regulations in effect as of the date of the prospectus that are generally applicable to Record Date Stockholders who are United States persons within the meaning of the Code, and does not address any foreign, state or local tax consequences. The Code and Treasury regulations are subject to change or differing interpretations by legislative or administrative action, which may be retroactive. Exercising Rights Holders should consult their tax advisors regarding specific questions as to foreign, Federal, state or local taxes. For a summary of certain tax consequences that may result to the Fund and its Stockholders, see "Taxation."

ERISA CONSIDERATIONS

Stockholders who are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and individual retirement accounts (collectively, "Retirement Plans") should be aware that additional contributions of cash to a Retirement Plan (other than rollover contributions or trustee-to-trustee transfers from other Retirement Plans) in order to exercise Rights would be treated as contributions to the Retirement Plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In the case of Retirement Plans qualified under Section 401(a) of the Code and certain other Retirement Plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. It may also be a reportable distribution and there may be other adverse tax and ERISA consequences if Rights are sold or transferred by a Retirement Plan.

Retirement Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Code. If any portion of an Individual Retirement Account ("IRA") is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights. A Retirement Plan that exercises Rights will be deemed to represent and warrant that such exercise will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code. Due to the complexity of these rules and the penalties for noncompliance, Retirement Plans should consult with their counsel and other advisers regarding the consequences of their exercise of Rights under ERISA and the Code.

DISTRIBUTION ARRANGEMENTS


UBS Securities LLC, a broker-dealer and member of the NASD, will act as Dealer Manager for the Offer. Under the terms and subject to the conditions contained in the Dealer Management Agreement, the Dealer Manager will provide financial advisory and marketing services in connection with the Offer and will solicit the exercise of Rights and participation in the Over-Subscription Privilege. The Offer is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Manager a fee for its financial advisory, marketing and soliciting services equal to 3.75% of the aggregate Subscription Price for Shares issued pursuant to the Offer.

The Dealer Manager will reallow to broker-dealers included in the selling group to be formed and managed by the Dealer Manager selling fees equal to 2.50% of the Subscription Price for each Share issued pursuant to the Offer as a result of their selling efforts. In addition, the Dealer Manager will reallow to other broker-dealers that have executed and delivered a Soliciting Dealer Agreement and have solicited the exercise of Rights, solicitation fees equal to 0.50% of the Subscription Price for each Share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based on the number of Shares held by each broker-dealer through DTC on the Record Date. Fees will be paid to the broker-dealer designated on the applicable portion of the Subscription Certificates or, in the absence of such designation, to the Dealer Manager.

In addition, the Fund has agreed to pay the Dealer Manager an amount up to $100,000 as a partial reimbursement of its expenses incurred in connection with the Offer. The Fund and the Manager have agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities, including liabilities under the 1933 Act. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by the Dealer Manager Agreement except for any act of bad faith, willful misconduct or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under the Dealer Manager Agreement.


Prior to the expiration of the Offer, the Dealer Manager may independently offer for sale Shares, including Shares acquired through purchasing and exercising the Rights, at prices it sets which may be different from the market price for such Shares or from the price to be received upon the exercise of Rights. The Dealer Manager may realize profits or losses in addition to and independent of any fees described in this prospectus.

CERTAIN EFFECTS OF THIS OFFER

The Fund's Manager and Investment Adviser will benefit from the Offer because the management and investment advisory fees are based on the Fund's net assets. For a description of these fees, see "Management and Investment Advisory Arrangements." It is not possible to state precisely the amount of additional compensation the Manager will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. However, assuming (i) all Rights are exercised,
(ii) the Fund's average monthly total net assets remain between $[_____] and $[____] and (iii) the Subscription Price is $[____] per Share, and after giving effect to the Dealer Manager fee and other expenses related to the Offer, the Manager would receive additional annualized management fees of $[_____]. One of the Fund's Directors who voted to authorize the Offer is an interested person of the Manager and the Investment Adviser. The other Directors who approved the Offer are not affiliated with the Manager or the Investment Adviser.

                                USE OF PROCEEDS

The net proceeds of the Offer, assuming all Shares offered hereby are sold, are estimated to be approximately $[ ], after deducting offering expenses estimated to be $[ ]. The Manager and the Investment Adviser anticipate that investment of the net proceeds of the Offer in accordance with the Fund's investment objective and policies will take approximately thirty (30) days after completion of the offering. However, the investment of the net proceeds may take up to three months from completion of the offering, depending on market conditions and the availability of appropriate securities. See "The Offer--Purpose of the Offer," "Investment Objective and Policies" and "Investment Restrictions." Pending such investment, it is anticipated that the proceeds will be invested in yen-denominated or U.S.

dollar-denominated fixed-income securities and other permitted investments. See "Investment Objective and Policies." These temporary investments will not be consistent with the Fund's investment objective.

                                   THE FUND

The Fund was incorporated under the laws of the State of Maryland on January 25, 1990 and is registered with the SEC under the 1940 Act, as an investment company. The Fund commenced operations on March 21, 1990. The Fund's principal office is located at Two World Financial Center, Building B, New York, NY 10281. As of November 1, 2005, the Fund had net assets of approximately $217 million. The Manager and Investment Adviser are registered with the SEC under the Investment Advisers Act of 1940, as amended.

The Fund is a non-diversified, closed-end management investment company. Closed-end investment companies differ from open-end management investment companies (commonly referred to as "mutual funds") because closed-end investment companies have a fixed capital base and do not redeem shares at NAV. Many closed-end funds trade on the NYSE. Mutual funds issue securities redeemable at NAV at any time at the option of the stockholder and typically engage in a continuous offering of their shares. For these reasons, mutual funds are subject to periodic asset in-flows and out-flows that can complicate portfolio management. Closed-end investment companies do not face the prospect of having to liquidate portfolio holdings to satisfy redemptions at the option of stockholders or to maintain cash positions to meet the possibility of redemptions and can therefore remain fully invested.

The Fund's investment objective is to provide stockholders with long-term capital appreciation primarily through investments in Smaller Capitalization Companies. No assurance can be given that the Fund's investment objective will be achieved.

DESCRIPTION OF COMMON STOCK

The Fund is authorized to issue 100,000,000 shares of Common Stock. All shares of Common Stock have equal voting, dividend, distribution and liquidation rights. The Shares outstanding are, and the Shares issuable upon the exercise of the Rights, when issued and paid for pursuant to the terms of the Offer, will be, fully paid and non-assessable. Shares are not redeemable and have no preemptive rights, conversion rights, cumulative voting rights or appraisal rights.


The number of Shares outstanding as of November 1, 2005 was 15,846,384. The number of Shares adjusted to give effect to the Offer, assuming that all Rights are exercised and the applicable Shares issued, would be [_________].

The Fund's Shares are publicly held and are listed and traded on the NYSE. The following table sets forth for the quarters indicated the highest and lowest daily intraday prices on the NYSE per Share, the highest and lowest closing NAV and the highest and lowest registered premium or discount from NAV. The table also sets forth the number of Shares traded on the NYSE during the respective quarter.

                                       NAV per               NYSE Market               Premium/
                                       Share (1)              Price (2)              (Discount)(3)
                                    ----------------- -----------------------  -----------------------
                                                                                                              NYSE
During Quarter Ended                High       Low        High         Low          Low          High       Volume(2)
------------------------------------------------------------------------------------------------------------------------
February 28, 2003..........             $6.03     $5.45       $6.85     $5.92          17.40%     2.41%       2,938,800
May 31, 2003...............             $8.30     $5.32       $7.65     $5.98          23.78%     4.75%       2,502,800
August 31, 2003............             $7.68     $6.21       $9.40     $7.30          33.14%    12.94%       4,140,000


                                      25


November 30, 2003..........             $9.51     $7.76      $11.55     $9.10          23.53%     6.81%       5,480,000
February 29, 2004..........             $9.53     $8.55      $10.90     $9.76          20.71%     9.00%       4,226,200
May 31 29, 2004............            $11.58     $9.44      $14.55    $10.50          28.84%     4.54%       9,300,000
August 31, 2004............            $11.45    $10.19      $13.35    $11.24          23.49%     7.77%       3,185,900
November 30, 2004..........            $10.83     $9.90      $12.59    $10.86          16.99%     4.04%       2,812,100
February 28, 2005..........            $11.59    $10.27      $12.67    $11.35          17.37%     0.00%       3,432,300
May 31, 2005...............            $11.80    $11.14      $12.40    $10.11           6.08%   (11.18)%      3,253,800
August 31, 2005............            $12.45    $11.12      $14.03    $10.47          12.69%    (8.88)%      4,194,500

---------------------------
(1) Source: Bloomberg L.P. Represents the highest and lowest NAV for the respective quarter based on the NAV calculated at the end of the business day.
(2)   Source: NYSE
(3) Source: Bloomberg L.P. Represents the high/low premium or discount from NAV of the Shares for the respective quarter based on the Share price at the end of the business day.

At the close of business on [__________], the NAV was $[____] and the last reported sale price of a Share on the NYSE was $[____], representing a [____]% [discount/premium] from such NAV.

                       INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is long-term capital appreciation, which it seeks to achieve through investments in Japanese smaller capitalization companies.

The Fund's investment objective and its policy to invest, under normal market conditions, at least 80% of its total assets in smaller capitalization Japanese equity securities traded on the Tokyo, Osaka, Nagoya and JASDAQ Stock Exchanges and Mothers, Hercules and Centrex markets and included or traded on other indices or markets, as applicable, determined by the Manager to be appropriate indices or markets for smaller capitalization companies in Japan ("Smaller Capitalization Companies"). Neither the Fund's investment objective nor its investment policy may be changed without the approval of the holders of a majority of the outstanding Shares. A majority vote, as defined by the 1940 Act, means the affirmative vote of the lesser of (i) 67% of the Shares represented at a meeting at which more than 50% of the outstanding Shares are represented or (ii) more than 50% of the outstanding Shares)

Portfolio Structure


Under normal market conditions, at least 80% of the Fund's total assets are invested in equity securities of Smaller Capitalization Companies. Currently, the Manager considers Smaller Capitalization Companies to be those companies whose equity securities are included, at the time of purchase, in the RN Small Cap Index and certain other companies that are not represented in the RN Small Cap Index. The RN Small Cap Index measures the performance of small companies (in terms of adjusted market capitalization) and currently consists of approximately 1,300 of the equity securities of the smallest companies included in the RN Total Index, representing the bottom 15% of the total market capitalization of the RN Total Index. The RN Total Index is currently comprised of approximately 1,700 of the largest Japanese equity securities as determined by total market capitalization (in terms of adjusted market capitalization) and measures the performance of the broad Japanese equity market. The bottom 2% of total Japanese equity market (in terms of adjusted market capitalization) are not included in the RN Total Index and therefore are not included in the RN Small Cap Index. However, because the companies who belong to such bottom 2% have small market capitalizations, the Manager considers these companies to be Smaller Capitalization Companies. Currently, the largest of the Smaller Capitalization Companies in RN Total Index has an approximate market capitalization of 241 billion yen (approximately US$2,084 million).

The Fund may invest its assets in a broad spectrum of industries. The Fund seeks to identify and invest in companies it believes offer potential for long-term capital appreciation. In evaluating prospective investments, the Investment Adviser utilizes internal financial, economic and credit analysis resources as well as information obtained from other sources. In selecting industries and companies for investment, the Investment Adviser considers overall growth prospects, financial conditions, competitive position, technology, research and development, productivity, labor costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of government regulation or deregulation, management and other factors. There can be no assurance that the Fund will realize its investment objective.


There are risks associated with investments in securities of Smaller Capitalization Companies that are not customarily associated with investments in securities of more established and larger capitalized companies. Although the opportunities for growth may be greater with these companies, they also involve greater risks. For example, they are more susceptible to abrupt and erratic price movements and adverse general market and economic developments, and it may be more difficult to obtain information about these companies because they tend to be less well known and followed by fewer securities analysts. See "Risk Factors and Special Considerations--Investments in Japanese small capitalization companies may expose the Fund to greater investment risk."

Securities of Smaller Capitalization companies are traded in a number of separate markets in Japan that have been developed in response to increased attention to this section of the securities market. At the time the Fund commenced operations in 1990, securities of emerging Japanese companies were traded primarily on the Japanese over-the-counter market and securities of these companies were not generally eligible for listing on major securities exchanges. See "Portfolio Transactions and Brokerage" for information concerning the primary markets where equity securities of Smaller Capitalization Companies are currently traded.

The Fund invests the balance of its assets not invested in Smaller Capitalization Companies in yen-denominated or U.S. dollar-denominated fixed-income securities. These fixed-income securities include non-convertible preferred stock, debt securities, obligations issued or guaranteed by the U.S. or Japanese government or their agencies or instrumentalities and money market instruments (such as short term obligations issued or guaranteed by the U.S. or Japanese government, commercial paper and time deposits, certificates of deposit and bankers' acceptances of U.S. or Japanese banks).

Other Investment Policies

The Fund has adopted certain other policies as set forth below:

      o Repurchase Agreements. Repurchase agreements are contracts pursuant to which the seller of a security agrees at the time of sale to repurchase the security at an agreed upon date and price in a specified currency, thereby determining the yield during the term of the agreement. When the Fund enters into a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement, marked to market daily, at not less than their repurchase price. This results in a fixed rate of return for the Fund that is insulated from market fluctuation during such period although the rate of return may be affected by currency fluctuations. Repurchase agreement may involve risks in the event of insolvency or other default by the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. In the event of a default under a repurchase agreement, the rate of return to the Fund would be dependent upon intervening fluctuations of the market value of such security and the accrued interest in the security. In such an event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

      o Borrowings. The Fund is authorized to borrow money in amounts of up to 10% of the value of its total assets at the time of such borrowings. Borrowings by the Fund create an opportunity for greater return, however, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

      o Hedging Foreign Currency Risks. The Fund is authorized to deal in forward foreign exchange between the U.S. dollar and the yen as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price at the time of the contract. The Fund's dealings in forward foreign exchange are limited to hedging involving either specific transactions or portfolio positions. The Fund does not intend to utilize hedging techniques to a significant extent.

            The Fund is also authorized to purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

            Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline, and it precludes the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange are usually conducted on a principal basis, no fees or commissions are involved.


            Although certain risks are involved in options and futures transactions, the Fund believes that, because it is authorized to engage in options and futures transactions only for currency hedging purposes, the options and futures portfolio strategies of the Fund do not subject the Fund to certain risks frequently associated with speculation in options and futures transactions. As of the date of this prospectus, the Fund has not engaged in any options and futures transactions. However, if the Fund does enter into such transaction, the Fund, will deposit in a segregated account with its custodian, liquid securities or cash or cash equivalents or other assets permitted to be so segregated by the SEC in an amount equal to or greater than the market value of the liabilities under any such foreign currency hedging agreements.

                            INVESTMENT RESTRICTIONS

The Fund has elected to be classified as a non-diversified, closed-end management investment company and will invest its assets only in a manner consistent with this classification under applicable law.

The Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the Shares represented at a meeting at which more than 50% of the outstanding Shares are represented or (ii) more than 50% of the outstanding Shares). The Fund may not:

      1. Make investments for the purpose of exercising control or management.

      2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter's or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than 10% of the Fund's total assets would be invested in such securities.

      3. Purchase or sell real estate, commodities or commodity contracts; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein and the Fund may deal in forward foreign exchange and the Fund may purchase and sell financial and currency options, futures contracts and related options.

      4. Issue senior securities or borrow amounts in excess of 10% of its total assets taken at value.

      5. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities.

      6. Make loans to other persons, except that the Fund may purchase debt securities and enter into repurchase agreements in accordance with its investment objective and policies.

      7. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with futures contracts and options transactions is not considered the purchase of a security on margin).

      8. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except to the extent described herein.

      9. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry.

An additional investment restriction adopted by the Fund, which may be changed by the Board of Directors, provides that the Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (4) above or except as may be necessary in connection with futures and options transactions.

If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING RISKS AND THE OTHER INFORMATION IN THIS PROSPECTUS BEFORE YOU DECIDE TO PARTICIPATE IN THIS OFFER. THE RISKS AND UNCERTAINTIES DESCRIBED BELOW ARE NOT THE ONLY ONES FACING THE FUND. ADDITIONAL RISKS AND UNCERTAINTIES MAY ALSO ADVERSELY AFFECT AND IMPAIR THE FUND. IF ANY OF THE FOLLOWING RISKS ACTUALLY OCCUR, THE FUND'S OPERATIONS, RESULTS OF OPERATIONS AND FINANCIAL CONDITION WOULD LIKELY SUFFER, WHICH IN TURN COULD MATERIALLY ADVERSELY AFFECT YOUR INVESTMENT IN THE FUND.

RISKS RELATING TO THE OFFER

AS A RESULT OF THIS OFFER, YOU MAY INCUR IMMEDIATE ECONOMIC DILUTION AND, IF YOU DO NOT EXERCISE ALL OF YOUR RIGHTS, YOU WILL INCUR VOTING DILUTION.

To the extent that the number of shares outstanding after the Offer will have increased proportionately more than the increase in the size of the Fund's net assets, you will, at the completion of the Offer, experience immediate dilution of NAV. In addition, if the Subscription Price for the Offer is less than the Fund's NAV, you would experience additional immediate dilution of NAV as a result of the Offer. If the Subscription Price is substantially less than the current NAV at the expiration of the Offer, such dilution could be substantial. In addition, whether or not you exercise your Rights, you will experience a dilution of NAV because you will indirectly bear the expenses of this Offer, which include, among other items, SEC registration fees, printing expenses and the fees assessed by service providers (including the cost of the Fund's counsel and independent registered public accounting firm). This dilution of NAV will disproportionately affect Stockholders who do not exercise their Rights. We cannot state precisely the amount of any decrease because we do not know at this time how many shares will be subscribed for or what the NAV and Subscription Price will be at the pricing date. For example, assuming (i) a NAV of $[__] (the Fund's approximate NAV on [__], 2005), (ii) a subscription price of $[__] (which is [__]% of the Fund's market price on [__], 2005) and (iii) that all Rights are exercised at the estimated Subscription Price, the Fund's NAV (after payment of estimated expenses) would be reduced by approximately $[__] per share. As of [__], 2005, the Fund's NAV was $[__].


In addition to the economic dilution described above, if you do not exercise all of your Rights, you will incur voting dilution as a result of this Offer. This voting dilution will occur because you will own a smaller proportionate interest in the Fund after the Offer than you owned prior to the Offer.


The fact that the Rights are transferable may reduce the effects of dilution as a result of the Offer. Rights Holders can transfer or sell their Rights. The cash received from the sale of Rights is partial compensation for any possible dilution. There can be no assurances, however, that a market for the Rights will develop or that the Rights will have any value in that market.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency.

Among the principal risks of investing in the Fund is market risk, which is the risk that the value of your investment may fluctuate as stock markets in Japan fluctuate.


As an investment company that primarily holds common stock, the Fund's portfolio is subject to the possibility that common stock prices will decline over short or even extended periods. The Fund may remain substantially invested during periods when stock prices generally rise and also during periods when they generally decline. Moreover, as a holder of common stock, the Fund's rights to the assets of the companies in which it invests will be subordinated to such companies' holders of preferred stock and debt in the event of a bankruptcy, liquidation or similar proceeding. Accordingly, if such an event were to occur to a company in which the Fund invests, the Fund would be entitled to such a company's assets only after such company's preferred stockholders and debt holders have been paid. Risks are inherent in investments in equities, and Fund stockholders should be able to tolerate significant fluctuations in the value of their investment in the Fund.


RISKS RELATING TO THE FUND'S OPERATIONS

POLITICAL FACTORS IN JAPAN MAY ADVERSELY AFFECT THE FUND'S PERFORMANCE.

Japan has a parliamentary form of government. The legislative power is vested in the Japanese Diet, which consists of a House of Representatives and a House of Councillors. The major political parties represented in the Diet are Liberal Democratic Party (LDP), Democratic Party of Japan (DPJ), Clean Government Party (Komeito), New Japan (CNP), Japan Communist Party (JCP) and Social Democratic Party (SDP). Japan was governed nationally by conservative political parties for more than 50 years, and since the LDP formed a governing coalition with the Liberal Party in January 1999, a ruling coalition of the LDP and one or more parties maintains its majority in the Diet. On April 24, 2001, Junichiro Koizumi of the LDP won a victory on April 24, 2001 in the Lower House elections, and was elected as Japan's 87th Prime Minister on April 26, 2001. He was re-elected as LDP President on September 20, 2003, securing a second three-year term as Prime Minister. On September 27, 2004, Koizumi carried out a major cabinet reorganization, dubbing his new ministerial lineup "Reform Implementation Cabinet." On August 8, 2005, Koizumi called a general election to the Lower House, approximately about two years before the end of the term taken from the 2003 elections, after bills to privatize Japan Post were voted down in the Upper House. The elections were held on September 11, 2005 and concluded in a landslide victory for Koizumi's LDP. Together with its partner, Komeito, the governing coalition now commands two-thirds majority in the Lower House, empowering the government to pass legislative bills without requiring the consent of the Upper House and permitting it to approve amendments to the Constitution, which are then submitted to the Upper House and a national referendum. There can be no assurance that the Japanese government will not be subject to abrupt or unexpected changes in the future that may have an adverse impact on Smaller Capitalization Companies. Recent and future developments in the domestic political environment in Japan may lead to changes in policy that might adversely affect the Fund.

THE JAPANESE ECONOMY IS AFFECTED BY DIFFERENT FACTORS THAN THE U.S. ECONOMY.

The Japanese economy grew substantially from the early 1960s through 1990. This growth averaged 10% in real GDP terms during the years 1960 through 1970, an average of 5% during the years 1970 through 1980 and an average of 4% during the years 1980 through 1990. During the 1990s, growth slowed down considerably and Japan entered into a prolonged recession and the growth rate slowed to an average of 1.7%. The so-called "lost decade" recession was due to the sudden end to the speculative bubble economy of the late 1980s and early 1990s. Since the year 2000, Japan's economic growth rate has remained relatively low.

To a certain extent, Japanese economic growth depends on the U.S. and Chinese economies. Slowdowns in these two countries will necessarily have a negative impact on Japan. Exposure to China, in terms of both imports and exports, has been increasing in recent years.

The rising oil price is also a concern, and a sustained high price level will have an impact on the Japanese economy. Rising costs could impede the growth rate of industrial activity.

Deflation has been the most negative factor holding back the Japanese economy since the bursting of the bubble economy. CPI growth has been negative for several years. If CPI growth remains below zero, then the Japanese economic growth rate cannot be expected to accelerate.

Looking at Japanese industries, the automobile and electrical industries had been the main driving forces for the Japanese economy up to the 1990s. The electrical industry has recently lost some of its share in the global market. In addition, Korean companies and Taiwanese companies are gaining market share in the semiconductor and liquid crystal areas. The automobile industry is maintaining a strong performance, and this large industry influences many Japanese companies.

JAPAN HAS DIFFERENT CORPORATE DISCLOSURE, GOVERNANCE AND REGULATORY REQUIREMENTS THAN YOU MAY BE FAMILIAR WITH IN THE UNITED STATES.

Investing in Japanese securities involves certain risks and special considerations not usually associated with investing in securities of U.S. companies, including risks related to the nature of the markets for Japanese securities, including risks that the Japanese equities markets may be affected by market developments in different ways than U.S. securities markets and may be more volatile than U.S. securities markets. Moreover, as issuers of the Fund's portfolio securities generally will not be subject to the reporting requirements of the SEC, there may be less publicly available information about the issuers of these securities than about reporting U.S. companies.

Issuers in Japan are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Japanese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles.

Legal principles relating to corporate affairs and the validity of corporate procedures, directors' fiduciary duties and liabilities and stockholders' rights for issuers in Japan may differ from those that may apply in the United States Shareholders' rights under Japanese law may not be as extensive as those that exist under the laws of the United States. The Fund may therefore have more difficulty asserting its rights as a stockholder of a Japanese company in which it invests than it would as a stockholder of a comparable U.S. company.

THE FUND MAY HAVE DIFFICULTY ENFORCING FOREIGN JUDGMENTS AGAINST JAPANESE COMPANIES OR THEIR MANAGEMENT.

It may be difficult for the Fund to obtain a judgment in a court outside the United States with respect to any claim that the Fund may have against any such issuer or its directors and officers. As a result, even if the Fund initiates a suit against the issuer in a U.S. court, it may be difficult for the Fund to effect service of process in Japan. Moreover, if the Fund obtains a judgment in a U.S. court, it may be difficult to enforce such judgment in Japan.

FOREIGN CURRENCY FLUCTUATIONS COULD ADVERSELY AFFECT THE FUND'S PERFORMANCE.

The Fund's assets will be invested principally in securities of Japanese issuers and substantially all of the income received by the Fund will be in Japanese yen. However, the Fund will compute and distribute its income in U.S. dollars. Currency exchange rate fluctuations can decrease or eliminate income available for distribution. For example, if the value of the Japanese yen falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the Japanese yen to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.

The following table sets forth certain information as to yen per U.S. dollar exchange rates for the years 1994 through 2004 and for the period from January 1, 2005 through August 31, 2005.


                 2005     2004     2003    2002     2001     2000    1999     1998     1997    1996     1995     1994
Yen per U.S.
$1.00
----------------
   High(1)       109.08   101.83   106.93  115.63   113.57   101.46  101.35   113.81   110.68  103.97   79.75    96.35
   Low(1)        113.41   114.80   121.48  135.04   132.08   114.98  124.75   147.64   131.60  116.18   104.70   113.60
   Average(2)    111.60   108.17   115.94  125.14   121.58   107.78  113.94   130.90   121.00  108.79   94.06    102.23

Source:  Nomura Asset Management Co., Ltd.
1)    High and low rates include intraday transaction.
2) Average rates indicate average of the most actively traded rates at the end of each month.
3)    For 2005, the rates are for the month of September 2005.

On September 30, 2005, the most actively traded interbank rate on the Tokyo foreign exchange market, as reported by The Bank of Japan, was $1.00 = yen
113.15. The recent relative strength of the yen to the U.S. dollar may adversely affect the economy of Japan and, in particular, the export sector thereof.


IF THE FUND REPATRIATES INVESTMENTS DURING EXCHANGE RATE FLUCTUATIONS, IT MAY HAVE AN ADVERSE IMPACT ON THE FUND'S PERFORMANCE.


Since the Fund will invest primarily in securities denominated or quoted in Japanese yen, changes in the U.S. dollar-Japanese yen exchange rate will affect the dollar value of securities in the Fund's portfolio and the unrealized appreciation or depreciation of investments.

Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and Japanese yen. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either at the spot rate prevailing in the foreign currency exchange market or through entering into forward, futures or options contracts to purchase or sell foreign currencies, if available.

THE FOCUS OF THE FUND'S INVESTMENTS IN SPECIFIC ECONOMIC SECTORS AND RELATED INDUSTRIES MAY EXPOSE IT TO GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.


From time to time, the Fund may invest a greater proportion of its assets in the securities of companies that are part of specific sectors and related industries of the Japanese economy. For example, at August 31, 2005, the Fund maintained 29.8% of its total assets in the securities of Japanese companies in the automotive equitment and parts, machinery and machine tools and miscellaneous manufacturing sectors. The Fund is therefore subject to greater risk of loss with respect to its portfolio securities as a result of its focus on such sectors and related industries.


INVESTMENTS IN SMALL CAPITALIZATION JAPANESE COMPANIES MAY EXPOSE THE FUND TO GREATER INVESTMENT RISK.


The Fund invests a substantial portion of its assets in the securities of smaller capitalization Japanese companies. Investments in the securities of these companies may present greater opportunities for growth, but also involve greater risks than are customarily associated with investments in securities of more established and larger capitalized companies. The securities of Smaller Capitalization Companies have fewer market makers and wider price spreads, which may in turn result in more abrupt and erratic market price movements and make the Fund's investments more vulnerable to adverse general market or economic developments than would investments only in large, more established Japanese companies. It is more difficult to obtain information about smaller capitalization companies because they tend to be less well known and have shorter operating histories and because they tend not to have significant ownership by large investors or be followed by many securities analysts. Additionally, these companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group that may lack depth and experience. Investments in larger and more established companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel.


THERE ARE NO FIXED LIMITATIONS REGARDING PORTFOLIO TURNOVER.


Frequency of portfolio turnover is not a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that its annual portfolio turnover rate will not exceed 100%. For the fiscal year ended February 28, 2005, the Fund's portfolio turnover rate was 86%. A high rate of portfolio turnover involves correspondingly greater aggregate payments for brokerage commissions than a lower rate, which expenses must be borne by the Fund and its stockholders, while a lower rate of portfolio turnover involves correspondingly lower aggregate payments and stockholder expenses. In addition, a high rate of portfolio turnover may result in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends.


THE FUND'S ABILITY TO HEDGE AGAINST FOREIGN CURRENCY RISKS MAY ADVERSELY AFFECT THE FUND'S NET ASSET VALUE.


The Fund may engage in a variety of foreign currency exchange transactions. Hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Manager's and the Investment Adviser's view as to certain market movements is incorrect, the risks that the use of hedging could result in losses greater than if they had not been used. The Fund has not previously entered into transactions to hedge against foreign currency risks. However, if the Fund does enter into any such transactions, the Fund, will deposit in a segregated account with its custodian, liquid securities or cash or cash equivalents or other assets permitted to be so segregated by the SEC in an amount equal to or greater than the market value of the liabilities under any such foreign currency hedging agreements. There can be no assurance that the Fund will employ a foreign currency hedge at any given time, nor can there be any assurance that the Fund will be able to do this hedging successfully. See "Investment Objective and Policies--Other Investment Policies--Hedging Foreign Currency Risks."

IF THE FUND FAILS TO QUALIFY AS A REGULATED INVESTMENT COMPANY, THE FUND WILL BE TAXED AS A CORPORATION.

If in any taxable year the Fund fails to qualify as a regulated investment company under the Code the Fund will be taxed in the same manner as an ordinary corporation and distributions to its Stockholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to Stockholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the Stockholders' hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it will be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company and may in certain circumstances be required to pay tax on unrealized gains.

THE FUND'S SHARES HAVE TRADED AND MAY IN THE FUTURE TRADE AT A DISCOUNT TO NET ASSET VALUE.


Although the Fund's shares of Common Stock have recently traded on the NYSE at a premium to their NAV, the Fund's shares have in the past traded at a discount to their NAV. There can also be no assurance that the Fund's shares will trade at a premium in the future or that the present premium is sustainable. The Fund's shares have traded at discounts of as much as 29.4% in the past five years.


In addition, you should note that shares of closed-end investment companies frequently trade at a discount from NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV will decrease as a result of its investment activities. The Fund cannot predict whether its shares will trade at, above or below NAV. The risk that shares of a closed-end fund might trade at a discount is more significant for investors who wish to sell their shares in a relatively short period of time. For those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

JAPAN HAS DIFFERENT LAWS REGARDING THE CUSTODY OF JAPANESE SECURITIES THAN YOU MAY BE FAMILIAR WITH IN THE UNITED STATES.

The Fund may hold its foreign securities and cash in foreign banks and securities depositories. There may be less regulatory oversight over their operations than in the case of U.S. financial institutions. Also, certain Japanese laws may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.

THE FUND'S STATUS AS A "NON-DIVERSIFIED" INVESTMENT COMPANY MAY EXPOSE IT TO GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

The Fund is classified as a "non-diversified" management investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, will be subject to greater risk with respect to its portfolio securities. Although, with respect to 50% of its assets, the Fund must diversify its holdings in order to be treated as a regulated investment company under the provisions of the Code, the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holdings sufficiently to be classified as a "diversified" management investment company under the 1940 Act. See "Taxation--U.S. Tax Status."

CERTAIN PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND PROVISIONS IN THE FUND'S CHARTER AND BYLAWS MAY HAVE THE EFFECT OF DEPRIVING YOU OF AN OPPORTUNITY TO SELL YOUR SHARES AT A PREMIUM.

The Fund's Charter and Bylaws and the MGCL include provisions that could limit the ability of other persons to acquire control of the Fund, to convert the Fund to an open-end investment company or to change the composition of the Fund's Board of Directors. The Fund has also adopted measures that may make it difficult for another person or entity to obtain control of the Fund.


The Fund's Charter and Bylaws include provisions that classify the Board of Directors into three classes. The Directors of each class are elected to serve for three years and until their successors are duly elected and qualify. Additionally, the Charter provides that a Director elected by the Stockholders may be removed (but only for cause) by a vote of the holders of at least 75 percent of the outstanding Shares entitled to vote in the election of such Director.

Under the Charter, the Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock, and authorize the issuance of shares of stock without obtaining stockholder approval.

Through a provision in the Charter, the Fund is subject to the Maryland Business Combination Act (the "Business Combination Act"). Subject to various limitations, the Business Combination Act prohibits certain business combinations between the Fund and an "interested stockholder" (defined generally as any person who beneficially owns ten percent or more of the voting power of the Fund's shares or an affiliate or associate of the Fund who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of our then outstanding voting shares, or an affiliate thereof) for five years after the most recent date on which the Stockholder becomes an interested stockholder, and thereafter imposes special stockholder voting requirements on these combinations.

Additionally, Charter provisions include various supermajority vote requirements (which require the vote of 75 percent of outstanding shares in certain circumstances) to approve extraordinary corporate actions such as a merger or consolidation, the sale of all or substantially all of the Fund's assets, the liquidation or dissolution of the Fund and certain Charter amendments.


The foregoing provisions may be regarded as "anti-takeover" provisions and may have the effect of depriving Stockholders of an opportunity to sell their shares at a premium over prevailing market prices. See "Capital Stock--Certain Provisions of Maryland General Corporation Law and the Charter and Bylaws."


THE OPERATING EXPENSES OF THE FUND MAY BE HIGHER THAN INVESTMENT COMPANIES THAT INVEST PRIMARILY IN THE SECURITIES OF U.S. COMPANIES.


The Fund's estimated annual operating expenses may be higher than those of most other investment companies that invest predominately in the securities of U.S. companies. In addition, brokerage commissions, custodial fees and other fees are generally higher for investments in foreign securities markets. The management fees and operating expenses, however, are believed by the Manager to be comparable to expenses of other management investment companies that invest primarily in the securities of issuers in Japan with investment objectives similar to the investment objective of the Fund. As a result of these higher expected operating expenses, the Fund needs to generate higher relative returns to provide investors with an equivalent economic return. See "Fund Expenses."

FUTURE MARKET DISRUPTIONS RESULTING FROM TERRORIST ATTACKS IN THE UNITED STATES AND ELSEWHERE OR U.S. MILITARY ACTION ABROAD COULD NEGATIVELY AND ADVERSELY AFFECT THE MARKET FOR THE FUND'S COMMON STOCK.

As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility. Moreover, the ongoing U.S. military and related action in Iraq and other events in the Middle East could have significant adverse effects on U.S. and world economies and markets. The Fund does not know how long the securities markets will continue to be affected by these and other geopolitical events and cannot predict the effects of military action or similar events in the future on the U.S. economy and securities markets. A similar disruption of the U.S. or world financial markets could affect interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the Fund's Common Stock.

                             PORTFOLIO COMPOSITION

The following sets forth certain information with respect to the composition of the Fund's investment portfolio as of August 31, 2005:

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                            SCHEDULE OF INVESTMENTS


                                AUGUST 31, 2005
                                  (Unaudited)

                                                                                                            % of Net
EQUITY SECURITIES                                              Shares           Cost         Market Value    Assets
                                                              ----------   --------------   -------------   ---------
Automotive Equipment and Parts
F.C.C. Co., Ltd...............................                    47,000   $    1,809,003   $    1,827,342       0.9
     Clutches and facings
Musashi Seimitsu Industry Co., Ltd............                   137,700        1,559,126        3,403,527       1.7
     Ball joints, camshafts and gears
Nipon Piston Ring Co., Ltd....................                   326,000          626,479          852,826       0.5
     Internal combustion engine parts
Nissin Kogyo Co., Ltd. .......................                    29,200          644,363        1,116,846       0.6
     Brake systems
Nittan Valve Co., Ltd. .......................                   381,000        2,524,774        3,127,599       1.6
     Engine valves
Sanoh Industrial Co., Ltd.....................                   254,400        1,784,177        1,851,976       1.0
     Tubes, wires and electrical products
Unipres Corporation...........................                   219,300        1,840,380        2,023,760       1.0
                                                                           --------------   --------------       ---
     Press processed automobile parts
Total Automotive Equipment and Parts..........                                 10,788,302       14,203,876       7.3
                                                                           --------------   --------------       ---

Banks and Finance
The Bank of Fukuoka, Ltd......................                   303,000        1,632,072        1,921,510       1.0
     Deposits, loans and exchange transactions
IBJ Leasing Company, Limited..................                    85,500        1,457,738        1,916,625       1.0
     Leases general machinery, aircrafts and computer
Kansai Urban Banking Corporation..............                   685,000        1,220,065        1,903,207       0.9
     General banking services
Sanyo Shinpan Finance Co., Ltd................                    44,000        2,433,536        3,099,905       1.6
                                                                           --------------   --------------       ---
     Consumer Financing
Total Banks and Finance.......................                                  6,743,411        8,841,247       4.5
                                                                           --------------   --------------       ---

Chemicals and Pharmaceuticals
Arisawa Manufacturing Co., Ltd................                        90            3,402            1,908       0.0
     Glassfibers and insulating resins
Asahi Denka Co., Ltd..........................                   178,000        1,875,962        1,979,829       1.0
     Resin, insulators and processed fat/oil products
C. Uyemura & Co., Ltd.........................                    19,000          265,973          702,720       0.4
     Chemicals
Hisamistu Pharmaceutical Co., Ltd.............                   107,500        1,958,519        2,826,778       1.4
     Pharmaceutical products
Kanto Denka Kogyo Co., Ltd....................                    46,000          157,108          155,194       0.1
     High-pressured gases
Koatsu Gas KogyoCo., Ltd......................                   192,000          966,841          978,576       0.5
     Natural gas supplier

                       See notes to financial statements


                                      39


                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                     SCHEDULE OF INVESTMENTS -- Continued

                                AUGUST 31, 2005
                                  (Unaudited)

                                                                                                            % of Net
EQUITY SECURITIES                                         Shares             Cost           Market Value     Assets
                                                          ------             ----           ------------     ------
Shizuokagas Co., Ltd..........................             418,000     $    1,242,332     $    2,511,281         1.3
                                                                       --------------     --------------         ---
     Natural gas supplier
Total Chemicals and Pharmaceuticals...........                              6,470,137          9,156,286         4.7
                                                                       --------------     --------------         ---

Electric
Mirai Industry Co., Ltd.......................             246,500          2,331,742          2,568,287         1.3
                                                                       --------------     --------------         ---
     Plastic molded electric materials
Total Electric................................                              2,331,742          2,568,287         1.3
                                                                       --------------     --------------         ---

Electronics
Alpine Electronics Inc........................              70,000            984,550          1,098,733         0.6
     Automobile audio and video products
Chiyoda Integre Co., Ltd......................              38,620            761,792            778,636         0.5
     Electronic components
Cosel Co., Ltd................................              60,900          1,570,427          1,768,959         0.9
     Electrical machinery
Dainippon Screen Mfg. Co., Ltd................             349,000          1,659,738          2,436,751         1.2
     Electronic components
Elpida Memory, Inc.+..........................              35,000          1,069,787            994,542         0.5
     Electronic components
Fukuda Denshi Co..............................              16,300            385,199            582,274         0.3
     Medical electronic equipment
Iriso Electronics Co., Ltd....................              46,520          1,036,411          1,109,490         0.6
     Electronic connectors
Kuroda Electric Co., Ltd......................              80,400            688,481          1,461,423         0.7
     Materials and components
Meiko Electronics Co., Ltd....................             116,300          3,178,148          4,280,402         2.2
     Printed circuit boards
Nitto Kogyo Corporation.......................              62,000            783,899            788,598         0.4
     Power switchboards
Shinko Electric Industries Co., Ltd...........              42,800          1,120,124          2,366,731         1.2
                                                                       --------------     --------------         ---
     Semiconductor packages
Total Electronics.............................                             13,238,556         17,666,539         9.1
                                                                       --------------     --------------         ---

Food Marketing
Arcs Co., Ltd.................................                  28                145                365         0.0
     Supermarket chain
Ariake Japan Co., Ltd.........................              50,083          1,021,687          1,276,302         0.7
     Natural seasonings
J-Oil Mills, Inc.,............................              63,000            273,259            280,177         0.1
     Cooking Oil
Nippon Flour Mills Co., Ltd.                               166,000            744,002            697,812         0.4
     Flour and grain


                       See notes to financial statements


                                      40


                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                     SCHEDULE OF INVESTMENTS -- Continued

                                AUGUST 31, 2005
                                  (Unaudited)


                                                                                                            % of Net
                                                          Shares             Cost           Market Value     Assets
                                                         ---------     --------------     --------------    ---------
Ozeki Co., Ltd................................              90,800     $    2,831,843     $    2,371,260         1.2
     Supermarket chain
Plenus Co., Ltd...............................              80,960          2,274,633          2,819,048         1.4
     Japanese lunch-boxes
Sansei Foods Co., Ltd.........................              76,800          1,631,040          1,925,975         1.0
     Candy products
Showa Sangyo Co., Ltd.........................             101,000            283,512            285,174         0.2
     Flour
Warabeya Nichiyo Co., Ltd.....................              67,700          1,380,917          1,031,423         0.5
                                                                       --------------     --------------         ---
     Japanese lunch-boxes
Total Food Manufacturing......................                             10,441,038         10,687,536         5.5
                                                                       --------------     --------------         ---

Information and Software
Argo Graphics Inc.............................              55,000            717,576          1,463,624         0.8
     Computer aided design software
Jastec Co., Ltd...............................              21,100            386,315            384,484         0.2
     Application software
Kyowa Expo Corporation........................             222,000          1,879,239          2,018,637         0.9
     Designs, constructs, maintains communication
     and electric facilities
Sorun Corporation.............................             253,500          1,655,994          1,692,210         0.9
     Computer software development
Sumisho Computer Systems Corporation..........                  14                319                290         0.0
     Computer software development
Tecmo, Ltd....................................             119,100          1,280,616          1,288,177         0.7
                                                                       --------------     --------------         ---
     Computer game software
Total Information and Software ...............                              5,920,059          6,847,422         3.5
                                                                       --------------     --------------         ---

Iron and Steel
Nakayama Steel Works Ltd......................             180,000            752,611            896,306         0.5
     Wire rods, steel bars, and C-shaped steel
     products
Neturen Co., Ltd..............................              47,000            359,948            356,141         0.2
     Metal processors
Sanyo Special Steel Co., Ltd..................             369,000          1,002,042          1,780,840         0.9
     Specialty steel products
Yodagawa Steel Works, Ltd.....................             329,000          1,868,368          1,958,775         1.0
                                                                       --------------     --------------         ---
     Surface-treated steel sheets and plates
Total Iron and Steel .........................                              3,982,969          4,992,062         2.6
                                                                       --------------     --------------         ---

Machinery and Machine Tools
Hitachi Construction Machinery Co., Ltd.......             262,600          3,327,283          4,015,218         2.1
     Construction Machinery

                       See notes to financial statements


                                      41


                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                     SCHEDULE OF INVESTMENTS -- Continued

                                AUGUST 31, 2005
                                  (Unaudited)


                                                                                                  Market       % of Net
                                                             Shares              Cost             Value         Assets
                                                             ------             -------           --------    ---------
Makino Milling Machine Co., Ltd...............                  375,000    $    2,198,738    $    2,736,683         1.4
     Industrial machinery
Nachi-Fujikoshi Corp..........................                  750,000         2,163,291         3,010,690         1.5
     Machine tools
NS Tool Co., Ltd..............................                    3,700           189,778           193,586         0.1
     Industrial cutting tools
NSK Ltd.......................................                   370,000        1,905,953         1,995,941         1.0
     Metal processors
Shibaura Mechatronics Corporation.............                  165,000         1,471,583         1,385,729         0.7
     Semiconductor machinery
Shimadzu Corporation..........................                  265,000         1,435,772         1,668,576         0.9
     Precision tools and equipment
Sintokogio, Ltd...............................                  226,000         1,826,584         1,924,532         1.0
     Engineering equipment
Tsubaki Nakashima Co., Ltd....................                  141,500         1,755,612         1,982,315         1.0
     Bearing balls, blowers and precision ball screws
Yamazen Corporation...........................                  444,000         1,363,157         2,170,836         1.1
     Machinery and tools                                                       ----------        ----------      --------
Total Machinery and Machine Tools ............                                 17,637,751        21,084,106        10.8
                                                                               ----------        ----------      --------
Miscellaneous Manufacturing
Bunka Shutter Co., Ltd........................                  169,000           920,496         1,045,817         0.5
     Light and heavy weight shutters
Daikoku Denki Co., Ltd........................                   43,000         1,179,552         1,241,261         0.6
     Leisure and recreational products
Dainichi Co., Ltd.............................                   27,000           203,564           238,934         0.1
     Oil heating equipment
Dowa Mining Co., Ltd..........................                  562,000         3,555,607         4,010,121         2.1
     Various metal-related products
Hamamatsu Photonics K.K.......................                   45,000           945,971           972,216         0.5
     Election tubes, semiconductors, and image
     processors
JSP Corporation...............................                   67,200           718,162           681,972         0.4
     Polystyrene products
Kansai Paint Co., Ltd.........................                  212,000         1,299,777         1,340,598         0.7
     Wide range of paints
Kitagawa Industries Co., Ltd..................                   17,700           255,371           275,427         0.1
     Metal products and fasteners
Mani, Inc.....................................                   66,300         1,160,436         3,325,317         1.7
     Medical goods and equipment
Nichias Corporation...........................                  420,000         1,887,724         1,905,733         1.0
     Building and construction materials


                                      42


                       See notes to financial statements


                                      43


                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                     SCHEDULE OF INVESTMENTS -- Continued

                                AUGUST 31, 2005
                                  (Unaudited)


                                                                                              Market       % of Net
                                                               Shares         Cost             Value         Assets
                                                              --------    ------------      ------------   --------
Nichiha Corporation...........................                  64,600    $    790,477      $    981,922        0.5
     Ceramic exterior walls and fiber boards
Nippon Kodoshi Corp...........................                 188,000       2,839,396         1,433,043        0.7
     Paper for electric insulation
SK Kaken Co., Ltd.............................                  49,500       1,188,490         1,719,138        0.9
     Paints
Topcon Corporation............................                  60,000         981,275         1,377,475        0.7
     Medical instruments
Ushio Inc. ...................................                 118,000       2,095,910         2,320,509        1.2
     Lamps and optical equipment
Total Miscellaneous Manufacturing.............                              20,022,208        22,869,483       11.7

Oil and Gas
Cosmo Oil Company, Ltd........................                 435,000       1,375,075         2,154,301        1.1
     Domestic crude oil refiner
Teikoku Oil Co., Ltd..........................                 252,000       1,890,462         2,114,113        1.1
     Oil and natural gas
Total Oil and Gas.............................                               3,265,537         4,268,414        2.2

Real Estate and Warehouse
Daibiru Corporation...........................                 315,000       2,263,529         2,304,497        1.2
     Leases office buildings, apartments and hotels
Leopalace21 Corporation.......................                 118,500       1,843,194         2,207,411        1.1
     Property manager
Recrm Research Co., Ltd.......................                   1,529       2,099,657         2,565,459        1.3
     Building management
Ryowa Life Create Co., Ltd....................                 122,500         949,246           917,189        0.5
     Real estate management
Sanko Soflan Company Inc......................                 138,000         931,642           970,998        0.5
     Designs and constructs housing
Tosei Corporation.............................                   1,937       1,440,964         1,485,228        0.7
     Residential properties and leases office
     facilities
Total Real Estate and Warehouse...............                               9,528,232        10,450,782        5.3

Restaurants
Saint Marc Co., Ltd. .........................                  48,300       1,630,894         2,108,809        1.1
     Restaurants and bakery shop chain
Total Restaurants.............................                               1,630,894         2,108,809        1.1

Retail
Arc Land Sakamoto Co., Ltd. ..................                  36,000         551,975           589,094        0.3
     Operates home centers


                                      44


                       See notes to financial statements


                                      45


                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                     SCHEDULE OF INVESTMENTS -- Continued

                                AUGUST 31, 2005
                                  (Unaudited)
                                                                                                            % of Net
                                                               Shares           Cost         Market Value    Assets
                                                             ------------    ------------    -------------  --------
Joshin Denki Co., Ltd.........................                    410,000    $  1,682,696     $  2,063,777       1.1
     Household appliances and computers
Komeri Co., Ltd...............................                     34,800         931,446        1,117,568       0.6
     Building products
Meganesuper Co., Ltd..........................                    193,760       2,749,736        2,625,299       1.3
     Eye glasses chain
Ricoh Elemex Corporation......................                      4,000          28,250           32,980       0.0
     Precison equipment
Ryohin Keikaku Co., Ltd.......................                     52,500       2,679,180        3,049,930       1.6
     Knitwears, food and household items
Seijo Corporation.............................                     84,500       1,359,040        2,317,261       1.2
     Chain drug store
Shimachu Co., Ltd. ...........................                     59,000       1,464,575        1,490,235       0.7
     Furniture and home goods
Village Vanguard Co., Ltd. +..................                        229       1,751,520        2,933,381       1.5
     Books, cd's, videos and office supplies                                   ----------       ----------    ------
Total Retail..................................                                 13,198,418       16,219,525       8.3
                                                                               ----------       ----------    ------
Services
Alps Logistics Co., Ltd.......................                     93,300         715,946        1,780,069       0.9
     Transportation
Daiwa Logistics Co., Ltd......................                     31,000         234,815          278,526       0.1
     Transports housing materials and building steel
     frames
Funai Consulting Co., Ltd.....................                     61,500         748,463          829,394       0.4
     Management and financial consulting
Hitachi Transport System, Ltd.................                    106,000         807,735          939,948       0.5
     Freight truck and marine transportation
Maeda Road Construction Co., Ltd..............                    105,000         749,474          766,271       0.4
     Constructs highways, runways, and harbor facilities
Obayashi Corporation..........................                    322,000       1,622,900        1,983,907       1.0
     General contractor
Space Co., Ltd................................                     58,100         736,768          696,016       0.3
     Interior design and display work
Sumikin Bussan Corp...........................                    860,000       2,202,289        3,428,984       1.8
     General trading firm
Tohokushinsha Film Corporation................                     79,800       1,254,729        2,076,794       1.1
     Produces tv programs, movies and commercial films
Vic Tokai Corporation.........................                     40,600         336,098          410,194       0.2
     Information and telecommunication
Yusen Air & Sea Service Co., Ltd..............                     46,500       1,612,589        1,539,443       0.8
     Domestic and international air freight forwarding                         ----------       ----------    ------

Total Services................................                                 11,021,806       14,729,546       7.5
                                                                               ----------       ----------    ------


                       See notes to financial statements


                                      46


                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                     SCHEDULE OF INVESTMENTS -- Continued

                                AUGUST 31, 2005
                                  (Unaudited)

                                                                                                            % of Net
                                                          Shares             Cost           Market Value     Assets
                                                        ------------   --------------     ---------------   ---------
Telecommunications
Daimei Telecom Engineering Corp...............               226,000   $    1,890,566     $    2,403,626         1.2
     Telecommunication wire installations
Jupiter Telecommunications Co., Ltd.+.........                 1,498        1,195,631          1,256,723         0.7
     Cable television broadcasting                                     --------------     --------------    ---------
Total Telecommunications......................                              3,086,197          3,660,349         1.9
                                                                       --------------     --------------    ---------
Textiles and Apparel
Seiren Co., Ltd...............................                80,000          740,560            899,914         0.4
     Dyeing processor of filament fibers
Workman Co., Ltd..............................                71,900        1,333,163          1,945,785         1.0
     Uniforms                                                          --------------     --------------    ---------
Total Textiles and Apparel....................                              2,073,723          2,845,699         1.4
                                                                       --------------     --------------    ---------
Transportation
Keisei Electric Railway Co., Ltd..............               332,000        1,614,165          1,716,080         0.9
     Passenger rail and business transportation                        --------------     --------------    ---------
Total Transportation..........................                              1,164,165          1,716,080         0.9
                                                                       --------------     --------------    ---------
Wholesale
Hitachi High-Technologies Corporation.........               133,100        2,064,939          2,152,797         1.1
     Computers and electrical devices
Kondotec, Inc.................................               205,500        1,400,365          1,716,594         0.8
     Construction materials
Meiko Shokai Co., Ltd.........................                37,300          580,251            585,468         0.3
     Office equipment
Rentrak Japan Co., Ltd........................               271,000        2,377,521          2,280,844         1.2
     Videocassettes and DVDs
Ryoden Trading Co., Ltd.......................               125,000          873,137            875,017         0.5
     Electronic components
Ryosan Co., Ltd...............................                76,700        1,882,691          1,920,008         1.0
     Electronic parts
Shinko Shoji Co., Ltd.........................               128,000        1,105,366          1,255,117         0.6
     Electronic parts
Takachiho Electric Co., Ltd...................                84,800        1,028,372          1,124,496         0.6
     Electronic parts, optical materials and
     equipment
Takihyo Co., Ltd..............................               263,000        1,531,834          1,425,854         0.7
     Apparel, accessories and interior products
Tomen Electronics Corporation.................                38,900          995,046          1,040,445         0.5
     Semiconductors and electronic equipment
Toshin Denki Co., Ltd.........................                24,400          318,608            574,480         0.3
     Lighting equipment and electrical engineering
     materials


                       See notes to financial statements


                                      47


                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                     SCHEDULE OF INVESTMENTS -- Continued

                                AUGUST 31, 2005
                                  (Unaudited)


                                                                                                                  % of Net
                                                                     Shares            Cost        Market Value    Assets
                                                                   ------------   --------------  --------------- ---------
Yuasa Trading Co., Ltd. +.................................            1,709,000   $    2,922,481  $    3,299,139       1.7
     Industrial machinery                                                         --------------  --------------- ---------
Total Wholesale...........................................                            17,080,611      18,250,259       9.3
                                                                                  --------------  --------------- ---------
TOTAL INVESTMENTS IN EQUITY SECURITIES....................                           160,075,756     193,166,307      98.9
                                                                                  --------------  --------------- ---------

INVESTMENTS IN FOREIGN CURRENCY                                    Principal
                                                                    --------
                                                                     Amount
Hong Kong Shanghai Bank-Tokyo
     Non-interest bearing account.........................      JPY188,634,935         1,705,717       1,701,637       0.9
                                                                                  --------------  --------------- ---------

TOTAL INVESTMENTS IN FOREIGN CURRENCY.....................                             1,705,717       1,701,637       0.9
                                                                                  --------------  --------------- ---------
TOTAL INVESTMENTS.........................................                        $  161,781,473     194,867,944      99.8
                                                                                  --------------  --------------- ---------
OTHER ASSETS LESS LIABILITIES, NET........................                                               466,859       0.2
                                                                                                  --------------- ---------
NET ASSETS................................................                                        $  195,334,803     100.0
                                                                                                  =============== =========


+ Non-income producing security.


      Portfolio securities and foreign currency holdings were translated at the following exchange rate as of August 31, 2005.

                   Japanese Yen......JPY (Y) 110.86 = $1.00




                       See notes to financial statements

                            MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS


Under the Fund's Bylaws and the MGCL, the business and affairs of the Fund shall be managed under the direction of its Board of Directors. Investment decisions for the Fund are made by the Manager (or by the Investment Adviser as its delegate), subject to any direction it may receive from the Fund's Board of Directors, which periodically reviews the Fund's investment performance.


The Fund's Bylaws provide that the Directors are divided into three classes, as nearly equal in number as possible. Each Director serves for three years and until his or her successor is duly elected and qualifies. Each year, the term of one class expires. The officers of the Fund serve at the pleasure of the Board of Directors.

Maryland law permits the Fund to include in its Charter a provision limiting the liability of the Fund's Directors and officers to the Fund and the Stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Fund's Charter contains a provision which eliminates Directors' and officers' liability to the fullest extent permitted by Maryland law.


The Fund's Charter provides that the Fund shall indemnify each Director and officer to the full extent permitted by the Maryland law and subject to the requirements of the Investment Company Act. The Fund's Bylaws obligate the Fund, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify and pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former Director or officer of the Fund and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a Director or officer of the Fund and at the request of the Fund, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity.


Neither the Charter nor the Bylaws of the Fund protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The names of the Directors and officers of the Fund, their addresses, ages and principal occupations during the past five years are provided in the tables below. A director who is deemed an "interested person" (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund is included in the table titled "Interested Director." Directors who are not interested persons, as described above, of the Fund are included in the table titled "Independent Directors."

INTERESTED DIRECTOR

                                                                                           Number of
                                                 Term of                                   Funds in
                                                Office and                                   Fund             Other
                             Position(s)        Length of            Principal             Complex**      Directorships
     Name, Address            Held With            Time            Occupation(s)          Overseen by        Held by
        and Age               the Fund            Served       During Past Five Years      Director          Director
------------------------  -----------------  ---------------   ----------------------   ----------------  --------------
Hiroshi Terasaki (50)*,   President and      President and     Managing Director and     2 registered          None
Two World Financial       Class II Director  Director since    Chief Executive            investment
Center, Building B, New                      June 2005         Officer, Nomura Asset       companies
York, New York  10281                                          Management U.K.          consisting of 2
                                                               Limited from
                                                               2003 to
                                                               portfolios
                                                               2005; General
                                                               Manager, Fixed
                                                               Income
                                                               Investment
                                                               Department of
                                                               the Investment
                                                               Adviser from
                                                               2000 to 2003.

* Mr. Terasaki is a Director and the President of the Fund for which the Manager acts as manager and for which the Investment Adviser acts as investment adviser. Mr. Terasaki is an "interested person," as defined in the 1940 Act, of the Fund based on his positions as President of the Fund, and as President and Director of the Manager.
**    In addition to the Fund, the "Fund Complex" includes Korea Equity Fund,
      Inc.


INDEPENDENT DIRECTORS


                                                                                           Number of
                                                 Term of                                   Funds in
                                                Office and                                   Fund             Other
                             Position(s)        Length of            Principal             Complex*       Directorships
     Name, Address            Held With            Time            Occupation(s)          Overseen by        Held by
        and Age               the Fund            Served       During Past Five Years      Director          Director
------------------------  -----------------  ---------------   ----------------------   ----------------  --------------
William G. Barker, Jr.    Class I Director   Director since    Retired.                  2 registered          None
(72)                                         1993                                         investment
111 Parsonage Road,                                                                        companies
Greenwich, Connecticut                                                                  consisting of 2
06830                                                                                     portfolios

William K. Grollman (63)  Class III          Director since    President and             2 registered     SmartPros Ltd.
SmartPros Ltd.            Director           January 2004      co-founder since 1981      investment
12 Skyline Drive                                               and director of             companies
Hawthorne, New York                                            SmartPros Ltd.           consisting of 2
10532                                                          (continuing education      portfolios
                                                               for the
                                                               professions)
                                                               which is listed
                                                               on American
                                                               Stock Exchange;
                                                               former Partner
                                                               and National
                                                               Director of BDO
                                                               Seidman
                                                               accounting
                                                               firm.

Chor Weng Tan (69)        Class II Director  Director since    Retired since 2004;       2 registered          None
76 Echo Bay Drive                            1990              Managing Director for      investment
New Rochelle, New York                                         Education, the              companies
10805                                                          American Society of      consisting of 2
                                                               Mechanical Engineers       portfolios
                                                               from 1991 to 2004.


                                      50


Arthur R. Taylor (70)     Class III          Director since    Retired since 2002;       2 registered          None
3731 Devonshire Street,   Director           1990              President of               investment
Allentown,                                                     Muhlenberg College          companies
Pennsylvania  18103                                            from 1992 to 2002.       consisting of 2
                                                                                          portfolios

John F. Wallace (77)      Class I Director   Director since    Retired since 2000;       2 registered          None
17 Rhoda Street                              1990              Vice President of the      investment
West Hempstead,                                                Fund from 1997 to           companies
New York 11552                                                 2000 and Secretary       consisting of 2
                                                               and Treasurer of the       portfolios
                                                               Fund from 1990 to
                                                               1997; Senior Vice
                                                               President of the
                                                               Manager from 1981 to
                                                               2000, Secretary from
                                                               1976 to 2000,
                                                               Treasurer from 1984
                                                               to 2000 and Director
                                                               from 1986 to 2000.


* In addition to the Fund, the "Fund Complex" includes Korea Equity Fund, Inc.



OFFICERS WHO ARE NOT DIRECTORS


                                                              Term of
                                                           Office** and
                                   Position(s)               Length of
        Name, Address*              Held With                  Time                     Principal Occupation(s)
           and Age                   the Fund                 Served                     During Past Five Years
---------------------------  ---------------------  -------------------------   -------------------------------------
Kenneth L. Munt (59)            Vice President      Vice President since 2001    Senior Vice President and Secretary
                                                                                 of the Manager since 1999.

Keiko Tani (42)                 Vice President      Vice President since 2005    Senior Vice President and General
                                                                                 Counsel of the Manager since 2005;
                                                                                 Leader, Legal Team, Product
                                                                                 Documentation & Legal Department of
                                                                                 the Investment Adviser from 2003 to
                                                                                 2005, General Manager of Legal
                                                                                 Department from 1999 to 2003.

Rita Chopra-Brathwaite (36)     Treasurer           Treasurer since 2002         Vice President of the Manager since
                                                                                 2001, Assistant Vice President from
                                                                                 1999 to 2000.

Neil Daniele (45)               Secretary           Secretary since 2002         Senior Vice President of the Manager
                                                                                 since 2002; Vice President and
                                                                                 Compliance Officer of Munich Re
                                                                                 Capital Management Corp. (asset
                                                                                 management firm) from 2001 to 2002;
                                                                                 Vice President of AIG Global
                                                                                 Investment Group, Inc. (asset
                                                                                 management firm) from 2000 to 2001;
                                                                                 Compliance Officer of AIG Global
                                                                                 Investment Corp. from 1996 to 2000.


* The address of each officer listed above is Two World Financial Center, Building B, New York, New York 10281
** Elected annually by and serves at the pleasure of the Board of Directors.

OWNERSHIP OF SECURITIES

As of the Record Date, the Fund's Directors and executive officers, as a group, owned less than 1% of the Fund's outstanding Shares. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Directors and executive officers.


As of November 8, 2005, the dollar range of equity securities owned beneficially by each Director in the Fund and in all registered investment companies overseen by the Director within the same family of investment companies as the Fund was as follows:



                                                                                  Aggregate Dollar Range of Equity
                                                                                    Securities in All Registered
                                                                                  Investment Companies Overseen by
                                         Dollar Range of Equity Securities in     Director in Family of Investment
           Name of Director                            the Fund                               Companies
----------------------------------      -------------------------------------     ---------------------------------
William G. Barker, Jr.                                   None                                   None
William K. Grollman                                      None                                   None
Chor Weng Tan                                            None                              $10,001-$50,000
Arthur R. Taylor                                         None                                   None
Hiroshi Terasaki                                         None                                   None
John F. Wallace                                          None                              $10,001-$50,000






As of November 8, 2005, the Directors and officers of the Fund as a group (eleven persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, all of the officers of the Fund as a group (five persons) owned an aggregate of less than 1% of the outstanding shares of Nomura Holdings, Inc., the parent company of each of the Manager and the Investment Adviser.


COMMITTEES OF THE BOARD OF DIRECTORS

Current Committees and Members

The Fund has a standing Audit Committee and a Nominating Committee. The Audit Committee and Nominating Committee are composed entirely of Directors who are not "interested persons" of the Fund or the Fund's Manager within the meaning of the 1940 Act and who are "independent" as defined in the NYSE listing standards.

Audit Committee

The Audit Committee is responsible for the selection and engagement of the Fund's independent public accountants (subject to ratification by the Board of Directors), pre-approves and reviews both the audit and non-audit work of the Fund's independent public accountants, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters.


The Board of Directors has adopted a Charter for its Audit Committee. The Audit Committee has received the written disclosures and the letter required by Independence Standards Board Standard No. 1 from [___________] ("[__]"), the Fund's independent registered public accounting firm, and has discussed with [__] its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and [__], and discussed certain matters with [__] required to be discussed by Statements on Auditing Standards

Nos. 61 and 90. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report to Stockholders for the fiscal year ended February 28, 2005. The members of the Fund's Audit Committee are Messrs. William G. Barker, Jr., William K. Grollman, Chor Weng Tan, Arthur R. Taylor and John F. Wallace. The Audit Committee Charter is available upon request to the Fund at Two World Financial Center, Building B, New York, New York 10281 (or by calling (800) 833-0018).


Nominating Committee; Consideration of Potential Director Nominees

The Nominating Committee makes recommendations to the Board of Directors regarding nominations for membership on the Board of Directors. It evaluates candidates' qualifications for Board of Directors membership and, with respect to nominees for positions as independent directors, their independence from the Fund's Manager and other principal service providers. The Committee periodically reviews Director compensation and will recommend any appropriate changes to the Board of Directors as a group. This Committee also reviews and may make recommendations to the Board of Directors relating to those issues that pertain to the effectiveness of the Board of Directors in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The members of the Fund's Nominating Committee are Messrs. William
G. Barker, Jr., William K. Grollman, Chor Weng Tan, Arthur R. Taylor and John
F. Wallace.

The Nominating Committee will consider potential independent director candidates recommended by Stockholders provided that the proposed candidates satisfy the criteria for independent directors adopted by the Nominating Committee and any applicable regulatory requirements; are not "interested persons" of the Fund or the Fund's Manager within the meaning of the 1940 Act; and are "independent" as defined in the NYSE listing standards.


The Board of Directors has adopted a charter for the Nominating Committee which is available upon request to the Fund at Two World Financial Center, Building B, New York, New York 10281 (or by calling (800) 833-0018).


No nominee recommendations have been received from Stockholders. The Nominating Committee may modify its policies and procedures for director nominees and recommendations from time to time in response to changes in the Fund's needs and circumstances, and as applicable legal or listing standards change.

Board of Directors and Committee Meetings in Fiscal 2005

During the Fund's fiscal year ended February 28, 2005, the Board of Directors held four regular meetings, two special meetings, two Audit Committee meetings and one Nominating Committee meeting. Each Director then in office attended 75% or more of the aggregate number of regular and special meetings of the Board of Directors and those Committees of which each Director is a member.

COMPENSATION OF OFFICERS

The Fund does not pay its officers for the services they provide to the Fund, except for those expenses incurred in connection with Board of Directors or Stockholders meetings which are reimbursed by the Fund under the Fund's reimbursement policy. Instead, the officers who are also officers or employees of the Manager are compensated by the Manager.

COMPENSATION OF DIRECTORS

The Manager pays all compensation of all Directors of the Fund who are affiliated with the Manager or any of its affiliates. The Fund pays to each Director not affiliated with the Manager or any of its affiliates an annual fee of $10,000 plus $1,000 per Board of Directors or committee meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. Mr. Barker, who has been designated by the Directors not affiliated with the Fund to serve as Lead Director, is paid an additional $5,000, effective June 2005. Such fees and expenses aggregated $86,500 for the fiscal year ended February 28, 2005.


The following table sets forth the aggregate compensation (not including expense reimbursements) paid by the Fund to each Director (other than Mr. Yasushi Suzuki, who received no director fees or other compensation for services as a Director of the Fund) during the fiscal year ended February 28, 2005, as well as the total compensation paid by the Fund to each Director.


                                                             Pension or Retirement     Aggregate Compensation From
                                 Aggregate Compensation     Benefits Accrued As Part       Fund Complex Paid to
                                From Fund for its Fiscal    of Fund Expenses for its       Directors During the
                                Year Ended February 28,        Fiscal Year Ended           Calendar Year Ended
      Name of Director                    2005                 February 28, 2005            December 31, 2004*
----------------------------    ------------------------    ------------------------   ----------------------------
William G. Barker, Jr.                  $17,500                       None                       $30,500
William K. Grollman                      17,500                       None                        29,500
Yasushi Suzuki**                           --                         None                          --
Chor Weng Tan                            17,500                       None                        30,500
Arthur R. Taylor                         16,500                       None                        29,000
John F. Wallace                          17,500                       None                        30,500

-----------------

* In addition to the Fund, the "Fund Complex" includes Korea Equity Fund, Inc. Because the funds in the Fund Complex do not share a common fiscal year, the information relating to compensation from the Fund Complex paid to the Directors is provided as of December 31, 2004.

**    Mr. Suzuki resigned as a Director effective June 20, 2005.

                                CODE OF ETHICS

The Fund and the Manager have adopted a joint code of ethics in accordance with Rule 17j-1 under the 1940 Act. The Investment Adviser has adopted a separate code of ethics in accordance with Rule 17j-1 under the 1940 Act. The Fund's Dealer Manager has also adopted a code of ethics in accordance with Rule 17j-1 under the 1940 Act. Subject to certain conditions and restrictions, these codes of ethics permit personnel who are subject to them to invest in securities, including securities that may be purchased or held by the Fund.


Each of these codes of ethics may be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. These codes of ethics are also available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. The Fund's code of ethics is available upon request to the Fund at Two World Financial Center, Building B, New York, New York 10281 (or by calling (800) 833-0018).

                MANAGEMENT AND INVESTMENT ADVISORY ARRANGEMENTS

The Manager

The Manager acts as the management company for the Fund. The Manager, a New York corporation with its office located at Two World Financial Center, Building B, New York, New York 10281, is a subsidiary of the Investment Adviser. The Manager also provides global investment advisory services, primarily with respect to Japanese securities and other Pacific Basin securities, for North American institutional clients. The Manager also acts as one of the investment advisers to 11 other investment companies (one of which is registered as an investment company under the 1940 Act).

Under its management agreement with the Fund (the "Management Agreement"), the Manager agrees to provide, or arrange for the provision of, investment advisory and management services to the Fund, subject to the oversight and supervision of the Board of Directors of the Fund. In addition to the management of the Fund's portfolio in accordance with the Fund's investment objective and policies and the responsibility for making decisions to buy, sell or hold particular securities, the Manager is obligated to perform, or arrange for the performance of the administrative and management services necessary for the operation of the Fund. The Manager is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder.

The Investment Adviser

In accordance with the terms of the Management Agreement, the Manager has retained the Investment Adviser to act as the investment adviser for the Fund. Pursuant to the investment advisory agreement between the Manager and the Investment Adviser (the "Investment Advisory Agreement"), the Investment Adviser has agreed to (i) furnish the Fund with economic research, securities analysis and investment recommendations, (ii) review and render investment advice with respect to the Fund, (iii) make decisions to buy, sell or hold particular securities, (iv) execute portfolio transactions, and (v) pursuant to investment discretion delegated to the Investment Adviser by the Manager, exercise investment discretion, including stock selection and order placement responsibility, with respect to the Fund's portfolio. The Manager has a significant compliance role with respect to, and is responsible for reviewing all transactions effected by, the Investment Adviser. The Investment Adviser, a Japanese corporation with its principal office located at 1-12-1, Nihombashi, Chuo-ku, Tokyo 103-8260, Japan, provides investment advisory services for Japanese and international clients. The Investment Adviser, together with its affiliates, had approximately $154 billion in assets under management as of September 30, 2005. The Investment Adviser is owned 100% by Nomura Holdings, Inc. Nomura Securities Co., Ltd., also owned by Nomura Holdings, Inc. is the largest securities company in Japan.


Mr. Takeshi Ebihara, Senior Portfolio Manager of the Fund, works in the Japan Equity Small/Mid Cap team for Institutional Clients of the Investment Adviser and is primarily responsible for the day-to-day management of the portfolio of the Fund. Mr. Ebihara has held such responsibilities for the Fund since April 2004. In addition to the Fund, he manages 14 accounts investing in small capitalization securities which total approximately 59.11 billion yen as of August 31, 2005 ($[_______] at such date). Mr. Ebihara served as an analyst in the Corporate Research Department of the Investment Adviser from 2003 to April 2004, and as a Portfolio Manager for Japanese pension funds in the Japan Equity Investment Department of the Investment Adviser from 1997 to 2003. For a discussion of Mr. Ebihara's compensation, see "Management and Investment Advisory Arrangements--Portfolio Manager Compensation."

Compensation and Expenses


As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund minus the sum of accrued liabilities of the Fund) not in excess of $50 million, 1.00% of the Fund's average weekly net assets in excess of $50 million but not in excess of $100 million, 0.90% of the Fund's average weekly net assets in excess of $100 million but not in excess of $175 million and 0.80% of the Fund's average weekly net assets in excess of $175 million. This fee is higher than that paid by most management investment companies, but is comparable to fees paid by many U.S. investment companies that invest primarily in a single foreign country.


For services performed under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee from the Manager at the annual rate of 0.50% of the Fund's average weekly net assets not in excess of $50 million, 0.45% of the Fund's average weekly net assets in excess of $50 million but not in excess of $100 million, 0.40% of the Fund's average weekly net assets in excess of $100 million but not in excess of $175 million and 0.35% of the Fund's average weekly net assets in excess of $175 million.

For purposes of this calculation, average weekly net assets are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week.

For the fiscal years ended February 28, 2005, February 29, 2004 and February 28, 2003, the Fund paid or accrued on behalf of the Manager aggregate management fees of $1,680,234, $1,233,249 and $1,081,500, respectively. The Manager informed the Fund that during the same fiscal years, the Manager paid aggregate advisory fees of $753,257, $556,341 and $488,881, respectively, to the Investment Adviser.

The Board of Directors of the Fund most recently approved the continuance of the Management and Investment Advisory Agreements on August 10, 2005. A discussion regarding the basis for such approval will be contained in the Fund's semi-annual report for the period ending August 31, 2005.


The Manager and the Investment Adviser will benefit from the Offer because their fees are based on the average of the net assets of the Fund at the end of each month included in the applicable performance period. It is not possible to state precisely the amount of additional compensation the Manager and the Investment Adviser will receive as a result of the Offer because it is not known how many shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, based on the estimated proceeds from the Offer, assuming all the Rights are exercised in full at the estimated Subscription Price of $[___] per share, and after payment of the Dealer Manager fees and estimate of expenses, the Manager would receive additional annual fees of approximately $[___] as a result of the increase in assets under management over the Fund's current assets under management.


The Management Agreement obligates the Manager to provide, or arrange for the provision of, investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of the Manager or any of its affiliates. The Fund pays all other expenses incurred in its operation, including, among other things, taxes; expenses for legal, tax and auditing services; listing fees; costs of printing proxies, stock certificates, stockholder reports and prospectuses; charges of the custodian, sub-custodians and transfer agent; SEC fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of unaffiliated Directors; accounting and pricing costs (including the weekly calculation of

NAV); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund.

Duration and Termination

Unless earlier terminated as described below, the Management Agreement and the Investment Advisory Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contracts or interested persons (as defined in the 1940 Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

Enforceability

The Fund has been advised that there is substantial doubt as to the enforceability in the courts of Japan of judgments against the Investment Adviser predicated upon the civil liability provisions of the Federal securities laws of the United States. The Investment Adviser is advised by U.S. counsel with respect to the Federal securities laws of the United States.

Relationship of a Director to the Manager

Mr. Hiroshi Terasaki, a Director and President of the Fund, also serves as the President and Director of the Manager.

Portfolio Manager Compensation


Other Accounts Managed by the Portfolio Manager. As of August 31, 2005, Mr. Ebihara, the Fund's portfolio manager (the "Portfolio Manager"), was primarily responsible for the day-to-day portfolio management for the Fund, for three other pooled investment vehicles that are not registered investment companies under the 1940 Act (with total assets of 3.88 billion yen) and for 11 other accounts (with total assets of 55.23 billion yen). None of the investment advisory fees with respect to these accounts is based on the performance of the account.


Securities Ownership of Portfolio Manager. As of August 31, 2005, Mr. Ebihara did not own beneficially any securities issued by the Fund.

Portfolio Manager Compensation Structure. The Portfolio Manager receives a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine the Portfolio Manager's compensation is applied across all accounts managed by the Portfolio Manager.

Base Salary Compensation. Generally, the Portfolio Manager receives fixed salary compensation based on his duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise the Portfolio Manager's performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills.


Discretionary Compensation. In addition to base compensation, the Portfolio Manager may receive discretionary compensation in the form of a cash bonus.
The bonus, which is paid semi-annually, is based on both quantitative and qualitative scores. The quantitative score is determined prior to payment based on the performance of the Portfolio Manager's accounts, measured on a pre-tax basis for rolling three-year periods against the RN Small Cap Index. The quantitative scoring for purposes of the bonus comprises 60 percent of the performance appraisal measurement. The qualitative score is determined by analyzing the quality of the Portfolio Manager's contribution to the Investment Adviser. While the bonus can range up to 100 percent or more of base salary, the Investment Adviser has indicated that cash bonuses typically represent approximately 20 to 40 percent of its portfolio managers' aggregate cash compensation.

Potential Material Conflicts of Interest. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager's time and attention among relevant accounts and (iii) circumstances where the Investment Adviser has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.


                               LEGAL PROCEEDINGS

The Fund is not currently a party to any material legal proceedings.

                              PROXY VOTING POLICY


Summary of Proxy Voting Policies and Procedures of the Fund


The Fund's proxy voting policies and procedures seek to assure that proxies received by the Fund are voted in the best interests of the Fund's Stockholders. Because the investment philosophy of the Manager is generally consistent with the investment objective of the Fund and the economic interests of its Stockholders, investment decisions for the Fund should generally be consistent with its Manager's philosophy. In proxy voting decisions, as in other investment decisions, the Manager exercises proxy voting decisions solely in the best interest of the Fund's Stockholders.

Accordingly, the Fund's proxy voting policies and procedures delegate all responsibility for proxy voting to the Manager, provided that the Board of Directors has the opportunity to periodically review and approve the Manager's proxy voting policies and any material amendments. In addressing potential conflicts of interest, the Fund's procedures provide that the Manager follow an alternative voting procedure instead of voting in its sole discretion. The proxies may be voted in accordance with the recommendations made by third party proxy voting service vendors only when the business generates more than 1% of the total revenue of the Manager, and when the proposal to be voted on may provide an undue enrichment to a director, officer, or another affiliate of such business. However, the Fund allows the Manager to resolve conflicts of interest in any reasonable manner consistent with the alternative voting procedures described in its proxy voting policy.

The Fund shall annually file Form N-PX disclosing its proxy voting record for the most recent twelve-month period. A description of the Fund's proxy voting record for the most recent twelve-month period ended June 30 is available without charge on the SEC's website at www.sec.gov. The Fund's proxy voting policies and procedures are available upon request to the Fund at Two World Financial Center, Building B, New York, New York, 10281 (or by calling (800) 833-0018).

Summary of the Manager's Proxy Voting Policies and Procedures


The Manager's proxy voting policies and procedures reflect the substantial differences between proxy voting at stockholders' meetings held in the United States and proxy voting in Japan. The Manager seeks to vote proxies in the best interests of the Fund and its Stockholders in accordance with the Manager's fiduciary duties and Rule 206(4)-6 of the Investment Advisers Act of 1940.

The Manager will vote the shares of stock owned by the Fund in the best interests of the Fund and its Stockholders. The Manager is responsible for identifying the cases when it may be faced with a potential conflict of interest in voting shares of the Fund's investments in the best interest of the Fund and its Stockholders. If a potential conflict of interest exists, the Manager can only exercise its voting authority after careful investigation and research of the issues involved. The Manager can consult with third party proxy voting service vendors and could, in exceptional cases, make the determination that not voting the securities is in the best interest of the Fund. In attempting to eliminate a potential material conflict of interest, the Manager may vote in accordance with its policies and procedures if a routine matter is involved; vote as recommended by an independent third party which has no knowledge of the nature of the material conflict of interest or does not itself have a material conflict of interest; or notify the Board of Directors of the material conflict of interest and seek a waiver of the conflict.

In accordance with its policies and procedures, the Manager will generally support existing management on votes on the financial statements of the issuer and the election of the board of directors; vote for the acceptance of the accounts unless there are grounds to suspect that the accounts as presented or audit procedures used do not present an accurate picture of company results and support routine issues such as the appointment of independent auditors, allocation of income and the declaration of dividends. Where matters are of an extraordinary nature, or an extraordinary or special meeting is called, further investigation and consultation may be necessary to analyze all relevant information to reach a decision as to how to vote and such matters will be voted on a case by case basis.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and the facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive dealer spreads or commission rates, the Fund does not necessarily pay the lowest spread or commission available.

The Fund has no obligation to deal with any broker or dealer in execution of transactions in portfolio securities. The Fund expects that, consistent with its policy of obtaining best net results and subject to the requirements of the 1940 Act, a portion of its portfolio transactions conducted on an agency basis may be conducted through Nomura Securities Co., Ltd. ("Nomura Securities"). In addition, subject to obtaining best net results, securities companies which provide supplemental investment research to the Manager and Investment Adviser, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. It is possible that certain of the supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies.

Transactions with Affiliates


Because of the affiliation of Nomura Securities with the Fund, the Fund is prohibited from engaging in certain transactions involving Nomura Securities or its affiliates absent an exemptive order under the 1940 Act. Without such an order, the Fund is prohibited from engaging in portfolio transactions with Nomura Securities or its affiliates acting as principal. In addition, the Fund is subject to limitations in purchasing securities in offerings in which Nomura Securities or any of its affiliates participates as an underwriter and may only affect such transactions in accordance with Rule 10f-3 adopted under the 1940 Act. [Since underwritten offerings of publicly-traded Japanese common stocks are currently made at discounts (typically up to 10%) from current market prices, the Fund's inability to purchase in such offerings would prevent the Fund from taking advantage of such discounted prices.]


Nomura Securities or any of its affiliates may serve as the Fund's broker in transactions conducted on an exchange and in over-the-counter transactions conducted on an agency basis. Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities, although, as noted above, the Fund will endeavor to achieve the best net results in effecting such transactions.


For the fiscal year ended February 28, 2005, the Fund paid total brokerage commissions of $76,188 and the Fund paid no brokerage commissions to Nomura Securities or its affiliates. For the fiscal year ended February 29, 2004, the Fund paid total brokerage commissions of $91,097, of which $448, or 0.5%, was paid to Nomura Securities and its affiliates for effecting 0.19% of the aggregate amount of transactions on which the Fund paid brokerage commissions. For the fiscal year ended February 28, 2003, the Fund paid total brokerage commissions of $382,585, of which $3,588, or 4.7%, was paid to Nomura Securities and its affiliates for effecting 0.2% of the aggregate amount of transactions on which the Fund paid brokerage commissions.


Exchanges on Which the Fund Purchases Securities

Under normal market conditions, at least 80% of the Fund's total assets are invested in equity securities of Smaller Capitalization Companies traded on the Tokyo, Osaka, Nagoya and JASDAQ Stock Exchanges and Mothers, Hercules and Centrex markets and included or traded on other indices or markets, as applicable, determined by the Manager to be appropriate indices or markets for Smaller Capitalization Companies. The following briefly summarizes each of the markets that lists the securities of Smaller Capitalization Companies:

      o Tokyo Stock Exchange. Tokyo Stock Exchange, established in 1878, is the largest stock exchange in Japan. Currently, there are approximately 2,300 companies listed on the Tokyo Stock Exchange with an aggregate market capitalization of 332,133.153 billion yen ($3,321 trillion). Approximately 17%% of the companies listed on the Tokyo Stock Exchange are Smaller Capitalization Companies covered by the RN Small Cap Index.

      o Osaka Stock Exchange. Osaka Stock Exchange is the second largest stock exchange in Japan. There are approximately 950 companies listed on the Osaka Stock Exchange, with an aggregate market capitalization of 28.800 billion yen.

      o Nagoya Stock Exchange. Nagoya Stock Exchange is one of the three largest stock exchanges in Japan. There are approximately 375 companies listed on the Nagoya Stock Exchange, with an aggregate market capitalization of 16.200 billion yen.

      o JASDAQ Stock Exchange. JASDAQ Stock Exchange was created in December 2004 and is the successor of Jasdaq Market Inc. JASDAQ Stock Exchange is the largest over-the-counter market in Japan and does not require that companies be profitable for any predetermined length of time prior to listing on the exchange.

      o Mothers. Mothers (market of the high-growth and emerging stocks) is a market established by the Tokyo Stock Exchange that provides venture companies access to capital markets at an early state of their development and provides investors with more diversified investment products. Japanese and non-Japanese companies may seek a listing on Mothers.

      o Hercules. Hercules is the successor market to the NASDAQ Japan Market, and the New Market Section of the Osaka Stock Exchange.

      o Centrex. Centrex is the growth company market section of the Nagoya Stock Exchange (the "NSE"). The goal of Centrex is to provide venture companies that wish to eventually list their shares on the larger sections of the NSE with a marketplace to raise funds in a flexible manner. Because Centrex does not have restrictive listing requirements based on company size or history, companies are able to list their shares on Centrex at their earliest stage of growth.

                              PORTFOLIO TURNOVER


The Manager will effect portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of a change in circumstance in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. Accordingly, while the Fund anticipates that its annual turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund. In addition, a high rate of portfolio turnover may result in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends.


The rate of portfolio turnover in the fiscal years ended February 28, 2005, February 29, 2004 and February 28, 2003, were 86%, 28% and 28%, respectively.

                        NET ASSET VALUE OF COMMON STOCK

The Shares are listed on the NYSE. The NAV is generally determined each day during which the NYSE is open for trading ("Valuation Date"). The NAV is calculated by dividing the value of net assets of the Fund (including interest and dividends accrued but not yet received minus all liabilities including accrued expenses) by the total number of Shares outstanding. For purposes of calculating NAV, yen is translated into dollars at the exchange rate provided by the custodian.

Portfolio securities traded in the over-the-counter market are valued at the last reported sales price as of the close of business on the Valuation Date or, if none is available, at the mean of the bid and offer prices at the close of business on such day or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are valued at the last sales price on the principal market on which securities are traded or lacking any sales, at the last available bid price. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days of less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

     DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

Dividends and Distributions

The Fund intends to distribute, at least annually, substantially all its net investment income and its net capital gains, if any. However, as of February 28, 2005, the Fund had a capital loss carryforward which will offset net capital gains realized by the Fund after that date until the capital loss carryforward has been completely offset or has expired. As a result, gains realized by the Fund from the sale or other disposition of portfolio securities and from certain transactions in futures and options will not give rise to net capital gains until the capital loss carry forward has been eliminated. The Fund does not intend to distribute amounts realized from such transactions until its capital loss carryforward has been eliminated. Details concerning the capital loss carryforward are contained in the notes to financial statements that are incorporated in this prospectus.

Dividend Reinvestment Plan

The Dividend Reinvestment Plan (the "Plan") is available automatically for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or capital gains distributions received on shares owned, unless such Stockholder elects to receive all dividends an capital gain distributions in cash, paid by check and mailed to the Stockholder. If a Stockholder holds shares in his/her own name, communications regarding the Plan should be addressed to the plan agent, EquiServe Trust Company, N.A. (the "Plan Agent"). Under the Plan, Stockholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for Stockholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at NAV or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund's NAV on such date, the number of shares to be issued by the Fund to each Stockholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such Stockholder would be entitled by the greater of the NAV on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, the number of shares to be issued to such Stockholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

Purchases will be made by the Plan Agent from time to time on the NYSE or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or mean between the closing bid and ask prices there were no sales) of the shares on the NYSE on the preceding trading day was higher than the NAV. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the NAV, the Plan Agent will continue to purchase shares until all investments by Stockholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the NAV, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the NAV and if the number of shares previously purchased on the NYSE or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund's open market purchases of shares. In each case, the cost per share of shares purchased for each Stockholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended February 28, 2005, the Fund did not issue any new shares for dividend reinvestment purposes.

Stockholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the Stockholder's name and held for the account of beneficial owners who are participating in such Plan. Stockholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and Stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the Stockholder's own name and must be in writing and should include the Stockholder's name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the Plan Agent will deliver to the Stockholder a certificate or certificates for the appropriate number of full shares and a cash payment for any fractional shares. In lieu of receiving a certificate, the Stockholder may request the Plan Agent to sell part or all of the Stockholder shares at the market price and remit the proceeds to the Stockholder, net of any brokerage commissions. A $2.50 fee will be charged by Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such election is changed, be deemed to an election by a Stockholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution is received by the Plan Agent not less than 10 days prior to such record date.

The Plan Agent will maintain all Stockholders' accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by Stockholders tax records. Shares in the account of each Plan participant may be held by the Plan Agent in certificated form in the name of the participant, and each Stockholder's proxy will include those shares purchased or received pursuant to the Plan.

The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the Stockholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service change payable by participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent.

All correspondence concerning the Plan should be directed to the Plan Agent at EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021.

JAPANESE FOREIGN EXCHANGE AND FOREIGN TRADE LAW

General

The Foreign Exchange and Foreign Trade Law of Japan and the cabinet orders and ministerial ordinances thereunder (collectively, the "Foreign Exchange Law") govern certain aspects relating to the transfer of the shares and acquisition and holding of the shares by "exchange non-residents" and by "foreign investors" (both as hereinafter defined).

"Exchange non-residents" are defined as individuals who are not resident in Japan and corporations whose principal offices are located outside Japan. Generally, branches and other offices located within Japan of non-resident corporations are regarded as exchange residents of Japan and branches and other offices of Japanese corporations located outside Japan are regarded as exchange non-residents of Japan.

"Foreign investors" are defined to be (i) individuals not resident in Japan,
(ii) corporations which are organized under the laws of foreign countries or whose principal offices are located outside Japan and (iii) corporations not less than 50 percent of the voting rights of which are held by (i) and/or
(ii), or a majority of the officers (or officers having the power of representation) of which are non-resident individuals.

The Fund is considered to be an exchange non-resident and foreign investor.

Acquisition of Shares

In general, the acquisition of shares of a Japanese company listed on a Japanese stock exchange in Japan ("listed shares") by an exchange non-resident from an exchange resident of Japan is not subject to the prior filing requirement, provided that the Foreign Exchange Law gives the Minister of Finance the power in certain very exceptional circumstances to require prior approval for any such acquisition. An exchange resident who transferred listed shares to an exchange non-resident for value exceeding 100 million yen is generally required to file a report concerning the transfer of securities with the Minister of Finance within 20 days of the date of such transfer.

If a foreign investor acquires listed shares and as a result of such acquisition, aggregated with their existing holdings, if any, such foreign investor and certain related parties hold 10% or more of the issued shares of the relevant company, the foreign investor must file a report of such acquisition with the Minister of Finance and any other competent Minister within 15 days from and including the date of such acquisition. In certain exceptional cases, however, a prior notification of such acquisition must be filed with the Minister of Finance and any other competent Minister, who may modify or prohibit the proposed acquisition.

Dividends and Proceeds of Sales

Under the Foreign Exchange Law, dividends paid on, and the proceeds of sales in Japan of, shares held by exchange non-residents may, in general, be converted into any foreign currency and repatriated abroad. The acquisition of shares by exchange non-residents by way of stock splits is not subject to any notification or reporting requirements.

                                   TAXATION

The following is intended to be a general summary of certain tax consequences that may result to the Fund and its Stockholders. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in the Fund. The summary is based on the laws in effect on the date of this prospectus, which are subject to change. For a description of the Federal income tax consequences of the Offer, see "The Offer--Federal Income Tax Consequences of the Offer."

U.S. TAX CONSIDERATIONS

The Fund has elected to be treated and intends to continue to qualify annually to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stocks, securities or currencies and (ii) net income from an interest in a qualified publicly traded partnerships as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies or, of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar or related business or the securities of one or more qualified publicly traded partnerships as defined in the Code); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items for this purpose, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year. For purposes of the diversification requirements descried above, the outstanding voting securities of any issuer includes the equity securities of a "qualified publicly traded partnership".

As a regulated investment company, the Fund generally will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years, if any) that it distributes to Stockholders. The Fund intends to distribute to its Stockholders, at least annually, substantially all of its investment company taxable income, as computed for U.S. Federal income tax purposes. To the extent the Fund retains its net capital gains for investment, it will be subject under current tax rates to a Federal income tax at a maximum effective rate of 35% on the amount retained. See "--Distributions" below.

Amounts not distributed on a timely basis in accordance with a calendar-year distribution requirement are subject to a nondeductible 4% federal excise tax payable by the Fund. To avoid the tax, the Fund must distribute, or be deemed to have distributed, during each calendar-year at least an amount equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To prevent application of the excise tax, the Fund currently intends to make its distributions in accordance with the calendar-year distribution requirement. Compliance with the calendar year distribution requirement may limit the extent to which the Fund will be able to retain its net capital gains for investment.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year to Stockholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its Stockholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends (eligible for the corporate dividends-received deduction or treatment as qualified dividend income, as applicable) which are taxable to Stockholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the Stockholders' hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it will be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company and may in certain circumstances be required to pay tax on unrealized gains.

The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investments companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to Stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election was made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges and any mark to market gains would be treated as ordinary income.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to Stockholders, and which will be taxed to Stockholders as ordinary income or long-term income capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

The Fund has received a private letter ruling from the Internal Revenue Service that provides that the Fund will not recognize gain or loss on the distribution of stocks or securities to Stockholders in connection with repurchase offers made by the Fund.

Distributions

Dividends paid out of the Fund's investment company taxable income (which includes any net short-term capital gains) will be taxable to a U.S. Stockholder as ordinary income to the extent attributable to the Fund's current and accumulated earnings and profits. Distributions of net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and any capital loss carryovers from prior years), if any, designated by the Fund as capital gain dividends, are taxable as long-term capital gains, regardless of how long the Stockholder has held the Fund's Shares.

Dividends paid by the Fund will not qualify for the deduction for dividends received by corporations because the Fund's income is not expected to consist of dividends paid by U.S. corporations. The tax rate on certain dividend income and long-term capital gain applicable to non-corporate Stockholders has been reduced for taxable years ending in or prior to 2008. Distributions comprised of dividends from domestic corporations and certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock is readily tradable on an established securities market in the United States) are treated as "qualified dividend income" eligible for taxation at a maximum tax rate of 15% in the hands of non-corporate Stockholders. However, a "qualified foreign corporation" does not include a foreign corporation which for the taxable year of the corporation in which such dividends were paid, or the preceding taxable year, is a "passive foreign investment company," as defined under the Code. A certain portion of the Fund's dividends when paid by to non-corporate Stockholders may be eligible for treatment as qualified dividend income. In order for dividends paid by the Fund to be qualified dividend income, the Fund must meet holding period and certain other requirements with respect to the dividend-paying stocks in its portfolio and the non-corporate Stockholder must meet a holding period and certain other requirements with respect to the Fund's shares.

In the event the Fund retains any net capital gains, it may designate such retained amounts as undistributed capital gains in a notice to its Stockholders. In the event such a designation is made, Stockholders subject to U.S. tax would include in income, as long-term capital gains, their proportionate share of such undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the 35% tax paid by the Fund. If the designation is made, for U.S. Federal income tax purposes, the tax basis of Shares owned by a Stockholder would be increased by an amount equal to 65% of the amount of undistributed capital gains included in the Stockholder's income.

Investment company taxable income will be increased or decreased by the amount of foreign currency gains or losses realized by the Fund in connection with the disposition of yen-denominated debt securities as well as changes in yen/dollar exchange rates between the time the Fund accrues a receivable (typically, dividends, interest and payments for securities sold) or payable (typically, expenses and payments for securities purchased) and the time such receivable or payable is satisfied. The Fund cannot predict the impact of such transactions on company taxable investment income. The Fund believes that any foreign currency gains will generally be treated as qualifying income under current federal income tax law for purposes of the gross income requirement described above. However, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a regulated investment company's business of investing in stock or securities (or options or futures with respect to stocks or securities). While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the

Fund's foreign currency gains as non-qualifying income for purposes of the gross income requirement described above.

Sales of Shares

Upon the sale or other disposition of Shares of the Fund, a Stockholder generally will realize a taxable gain or loss in an amount equal to the difference between the proceeds of the sale or other dispositions and the Stockholder's adjusted tax basis in the Shares. Such gain or loss will be a capital gain or loss if the Shares are capital assets in the Stockholder's hands and generally will be long-term or short-term depending upon the Stockholder's holding period for the Shares. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced (including replacement through the Dividend Reinvestment Plan) within a period of 61 days, beginning 30 days before and ending 30 days after the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Stockholder on a disposition of Fund Shares held by the Stockholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having received by the Stockholder with respect to such shares. In addition, the ability to otherwise deduct capital losses may be limited under the Code.

Foreign Taxes

Japanese taxes may be withheld from payments received by the Fund and may apply to the extent the Fund receives income from certain sources. Application of such taxes will reduce amounts available for distribution to Shareholders.

If more than 50% in value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any Japanese or other income and similar taxes paid by it as paid by its Stockholders. The Fund anticipates that it will qualify annually to make the election. The Fund will notify Stockholders in writing each year if it makes the election and of the amount of Japanese or other foreign taxes, if any, that would be treated as paid by the Stockholders. If the Fund makes the election, the source (for U.S. federal income tax purposes) of the Fund's income will flow through to Stockholders and Stockholders will be required to include their proportionate share of the amount of foreign income and similar taxes paid by the Fund in income even though they do not actually receive such amounts.

Generally, Stockholders itemizing their deductions will be entitled to deduct the amount of Japanese or other foreign taxes withheld from distributions to them and, if the Fund so elects, their proportionate share of the amount of Japanese or other foreign income and similar taxes paid by the Fund, if any. Alternatively, Stockholders who satisfy certain holding period requirements may be eligible to claim a foreign tax credit for such amounts. However, under certain provisions of the Code, Stockholders may not be able to claim a credit for the full amount of Japanese or other foreign taxes withheld from distributions or for the full amount of their proportionate share of Japanese or other income and similar taxes paid by the Fund. This is because, generally, a credit for foreign taxes is subject to the limitation that it may not exceed the Stockholder's U.S. Federal income tax attributable to his foreign source taxable income. Under the Code, the Fund's distributions are not treated as foreign source income. However, if the Fund elects to treat any Japanese or other foreign income and similar taxes paid by it as paid by its Stockholders, the source of the Fund's income will instead flow through to its Stockholders and such income may, at least in part, be foreign source income. Accordingly, the Fund will make such an election whether or not it pays any Japanese or other foreign taxes. In addition, Stockholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by the Fund unless certain holding period requirements are satisfied. The U.S. Internal Revenue Service has issued a private ruling to the

Fund to the effect that making such an election will serve to pass through to Stockholders the source of the Fund's income even if the Fund pays no foreign taxes.

Non-U.S. Stockholders may not be able to credit or deduct the foreign taxes, but they may be deemed to have additional income from the Fund, equal to their share of the foreign taxes, that is subject to the U.S. withholding tax.

Gains, if any, from the sale of securities by the Fund generally will be treated as derived from U.S. sources and certain currency fluctuation gains, if any, from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. In addition, the foreign tax credit is available only to the extent of the U.S. tax that would otherwise be payable on foreign source income. Thus, even if the source of the Fund's income passes through to Stockholders, Stockholders may be unable to claim a credit for the full amount of the Japanese or other foreign taxes withheld from distributions or for the full amount of their proportionate share, if any, of the Japanese or other foreign taxes paid by the Fund.

The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each Stockholder, Stockholders are advised to consult their own tax advisers.

Backup Withholding

The Fund may be required to withhold for U.S. Federal income taxes 28% of all taxable distributions payable to Stockholders who fail to provide the Fund with their certified U.S. taxpayer identification number (or certificate regarding foreign status) or to Stockholders otherwise subject to U.S. backup withholding. Similarly, proceeds from the sale or other disposition of Shares of the Fund in the United States may be subject to backup withholding if the Stockholder fails to provide a certified U.S. taxpayer identification number (or certificate regarding foreign status) and make other certifications in connection with the transaction, or if the Stockholder is otherwise subject to U.S. backup withholding. Corporate Stockholders and other Stockholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited refunded or against the Stockholder's U.S. Federal income tax liability, provided that the required information is furnished to the Internal Revenue Service.

FOREIGN STOCKHOLDERS

U.S. taxation of a Stockholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("Foreign Stockholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such Stockholder. Ordinarily, income from the Fund will not be treated as so "effectively connected."

Income Not Effectively Connected

If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the Foreign Stockholder, distributions of investment company taxable income generally will be subject to a U.S. tax of 30% (or lower treaty rate), which tax generally will be withheld from such distributions. Foreign Stockholders may be subject to U.S. tax at the rate of 30% (or lower treaty rate) of the income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its Stockholders, but may not be able to claim a credit or deduction for the foreign taxes treated as having been paid by them.

Capital gain dividends and amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the Foreign

Stockholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this rule applies only in exceptional cases because any individual present in the United States for more than 182 days during a calendar year is generally treated as a resident for U.S. federal income tax purposes, subject to U.S. federal income tax on his worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. withholding tax. In the case of a Foreign Stockholder who is a non-resident alien individual, the Fund may be required to withhold U.S. federal income tax at a rate of 28% of a capital gain dividend. See "--Backup Withholding" above. If a Foreign Stockholder is a non-resident alien individual, any gain he realizes upon the sale of his Fund Shares in the United States will ordinarily be exempt from U.S. tax unless (1) he is physically present in the United States for more than 182 days during the taxable year or is otherwise considered to be a resident alien of the United States or (2) backup withholding applies. See "--Backup withholding" above.

Under the provisions of the American Jobs Creation Act of 2004 (the "2004 Tax Act"), dividends derived by a RIC from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount) and paid to stockholders who are nonresident aliens and foreign entities, if and to the extent properly designated as "interest-related dividends" or "short-term capital gain dividends," will not be subject to U.S. withholding tax. It is uncertain, however, what portion, if any, of the Fund's distributions will be designated as short-term capital gains exempt from withholding in the hands of nonresident and foreign stockholders, and it is not expected that the Fund will be able to designate any payments as qualifying net interest income. These provisions generally would apply to distributions with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008. Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax, of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar or related business or the securities of one or more.

Income Effectively Connected

If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a Foreign Stockholder, then distributions of investment company taxable income and net capital gains, amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale of Shares of the Fund, will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Such Stockholders may also be subject to the branch profits tax imposed under the Code.

The tax consequences to a Foreign Stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Stockholders are advised to consult their own tax adviser with respect to the particular tax consequences to them of an investment in the Fund.

OTHER TAX CONSIDERATIONS

Distributions from the Fund and sales or other dispositions of Shares of the Fund may be subject to additional state, local and foreign taxes depending on each Stockholder's particular situation. Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                                 CAPITAL STOCK


The following summary of the terms of the stock of the Fund does not purport to be complete and is subject to and qualified in its entirety by reference to the MGCL and the Fund's Charter and Bylaws.

General

Set forth below is information with respect to the Fund's outstanding securities as of August 31, 2005:

                                                              Number of Shares Held by      Number of Shares Issues
        Title of Class          Number of Shares Authorized  the Fund or for its Account        and Outstanding
--------------------------  -------------------------------  ---------------------------   ------------------------
Common Stock                            100,000,000                     None                      15,846,384


COMMON STOCK

The Fund's Charter authorizes the issuance of up to 100,000,000 Shares of stock, par value $.10 per share, all of which shares have been classified as Common Stock. On November 1, 2005, there were 15,846,384 outstanding Shares of Common Stock, all of which are fully paid and non-assessable. All Shares of Common Stock have equal rights as to dividends, assets and voting and have no conversion, preemptive or other subscription rights. In the event of liquidation, each Share of Common Stock is entitled to its proportion of the Fund's assets after the payment of debts and expenses. Stockholders are entitled to one vote per Share and do not have cumulative voting rights. The Funds' Charter authorizes the Board of Directors to classify and reclassify unissued shares of stock into other classes and series of stock. The Fund holds regular annual meetings of Stockholders in accordance with the laws of Maryland and the rules of the NYSE.

The Shares commenced trading on the NYSE on March 21, 1990. For the quarter ended August 31, 2005, the highest trading price was $14.03 and the lowest trading price was $10.47. During the same period, the NAV ranged from a low of $11.37 to a high of $12.45. Total trading volume on the NYSE during the period was 4,194,500 shares. On [_____________], the closing price on the NYSE was $[_____] and the NAV was $[_____].

BENEFICIAL OWNERSHIP

As of November 1, 2005, the following persons were known to the Fund to be the beneficial owners of 5% or more of the outstanding Shares:


                                                                                          Percent of the Fund's
        Name and Address of Owner                 Amount and Nature of Reported               Common Stock
          Dudley & Shanley, LLC                        Beneficial Ownership                Beneficially Owned
------------------------------------------       ------------------------------       -----------------------------
             130 Maple Avenue                            899,000 shares -
        Red Bank, New Jersey 07701                     beneficial ownership                       5.7%
       Van Den Berg Management Inc.
          805 Las Cimas Parlway
                Suite 430                               1,473,297 shares -
           Austin, Texas 78746                         beneficial ownership                       9.3%



Van Den Berg Management Inc. has reported beneficial ownership of approximately 9.3% of the Fund's Common Stock as of January 5, 2005. Van Den Berg Management Inc. is located at 805 Las Cimas Parkway Suite 430, Austin, Texas 78746. Dudley & Shanley, LLC ("Dudley") has reported beneficial ownership of approximately 5.7% of the Fund's Common Stock as of August 29, 2005. Dudley is located at 130 Maple Avenue, Red Bank, New Jersey 07701. To the knowledge of the management of the Fund, Van Den Berg Management Inc. and Dudley are the only beneficial owners of more than 5% of the Fund's outstanding shares.

NO PREEMPTIVE RIGHTS

No holder of Shares has any preemptive right to acquire from the Fund any capital stock of the Fund whether now or hereafter authorized.

REPURCHASE OF SHARES AND CONVERSION TO AN OPEN-END INVESTMENT COMPANY

The Fund's shares have traded over time at both a discount and premium in relation to NAV. However, shares of closed-end investment companies frequently trade at a discount from NAV. In recognition of the possibility that the Fund's shares may trade at a discount in the future, the Fund may from time to time take action to attempt to reduce or eliminate a market value discount from NAV, either by repurchasing Fund shares in the open market when it can do so at prices below the current NAV, or by making a tender offer for shares of the Fund. The Board of Directors considers making such repurchases or tender offers on a quarterly basis. The Fund has not previously repurchased shares in the open market or made a tender offer for its shares. There is no assurance that the Directors will approve such repurchases and/or tender offers in the future.

There can be no assurance that repurchasing or tendering for shares of the Fund will result in the shares trading at a price equal to their NAV. The market price of the shares of the Fund varies from NAV from time to time. When the Fund repurchases its shares in the market at a price below their NAV, the NAV of those shares that remain outstanding will be increased, but this does not necessarily mean that the market price of those outstanding shares will be affected either positively or negatively. The market price of the Fund's shares is determined by, among other things, the relative demand for and supply of such shares in the market, the Fund's investment performance, the Fund's dividends and yield, and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives.

In addition, if Fund shares are trading at a discount from NAV, the Board of Directors may also consider whether to submit to Stockholders a proposal that the Fund be converted to an open-end investment company. Any such proposal would require the favorable votes of the Fund's outstanding shares then entitled to vote and of the Directors as specified below. Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940
Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. The Board of Directors may, however, determine that the Fund should not take any action to convert the Fund to an open-end investment company or that, due to the characteristics of the Fund's portfolio securities, it may be inappropriate to convert the Fund to an open-end investment company.

CERTAIN PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND THE CHARTER AND BYLAWS

The Fund's Charter and Bylaws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.


Reclassification and Issuance of Stock

The Fund's Charter authorizes the Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, without the approval of the holders of Common Stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for the holders of Common Stock or otherwise be in their best interest. Any issuance of preferred stock must comply with the requirements of the 1940 Act.


Classified Board of Directors; Vote to Elect Directors

The Board of Directors is divided into three classes of Directors serving staggered terms. Directors of each class are elected to serve for three-year terms and until their successors are duly elected and qualify and, each year, one class of Directors will be elected by the Stockholders. A classified board may render a change in control of the Fund or removal of the Fund's incumbent management more difficult. The Fund believes, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of the Fund's objectives. The Bylaws provide that a majority of the votes entitled to be cast in the election of Directors shall be required to elect a Director.

Number of Directors; Vacancies; Removal

The Fund's Charter provides that the Fund elects to be subject to various provisions of Subtitle 8 of Title 3 of the MGCL regarding the number of Directors constituting the Board of Directors and the filling of vacancies on the Board of Directors. Accordingly, the number of Directors may be fixed only by the Board of Directors. Additionally, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, if any, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

The Fund's Charter provides that a Director elected by the Stockholders may be removed only by the affirmative vote of at least 75 percent of the shares of stock entitled to vote in the election to fill that directorship. Because the Board of Directors is classified, a Director may be removed only for cause.

Action by Stockholders


Under the MGCL and the Charter, stockholder action can be taken only at an annual or special meeting of Stockholders by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Bylaws regarding the calling of a Stockholder-requested special meeting of Stockholders discussed below, may have the effect of delaying consideration of a Stockholder proposal until the next annual meeting.


Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals


The Fund's Bylaws provide that with respect to an annual meeting of Stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by Stockholders may be made only
(1) pursuant to the Fund's notice of the meeting, (2) by the Board of Directors or (3) by a Stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of Stockholders, only the business specified in the Fund's notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to the Fund's notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that Directors will be elected at the meeting, by a Stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.


Calling of Special Meeting of Stockholders


The Bylaws provide that the Chairman of the Board of Directors, the President or the Board of Directors may call a special meeting of Stockholders. The Charter provides that the Fund elects to be subject to various provisions of Subtitle 8 of Title 3 of the MGCL regarding Stockholder-requested special meetings. Accordingly, subject to the satisfaction of certain procedural and informational requirements specified in the Fund's Bylaws, a Stockholder-requested special meeting will be called by the Fund's Secretary only upon the written request of Stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.


Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws


Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a greater or lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Fund's Charter generally provides for approval of Charter amendments by Stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The Fund's Charter also provides that a Charter amendment to make the Common Stock a redeemable security and a proposal to approve a merger or consolidation of the Fund, the sale of all or substantially all of the Fund's assets or the liquidation or dissolution of the Fund requires the approval of the Stockholders entitled to cast at least 75 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of the total number of Directors, such amendment or proposal may be approved by the holders of a majority of the votes entitled to be cast on such a matter. Approval of other Charter amendments simply require the affirmative vote of 75 percent of all the votes entitled to be cast on the matter.


The Fund's Bylaws provide that the Board of Directors has exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.

The Maryland Business Combination Act

The Fund's Charter provides that the Fund is subject to the provisions of the Maryland Business Combination Act (the "Business Combination Act"). Under the Business Combination Act, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

      o any person who beneficially owns ten percent or more of the voting power of the corporation's shares; or

      o an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under the statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

      o 80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

      o two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder.

The Business Combination Act may discourage others from trying to acquire control of the Fund and increase the difficulty of consummating any offer.

The full text of these provisions can be found in the Fund's Charter and Bylaws, on file with the SEC, but is also available upon request to the Fund at Two World Financial Center, Building B, New York, New York 10281 (or by calling (800) 833-0018). These provisions could have the effect of depriving Stockholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Directors believes that the provisions of the Fund's Charter and Bylaws described above provide the advantage of greater assurance of continuity of Board of Directors and management composition and policies and has determined that the foregoing provisions are in the best interests of the Fund's Stockholders


      CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661, acts as the Fund's custodian.

EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, acts as the Fund's dividend-paying agent and as transfer and service agent and registrar for the Fund's Common Stock and Dividend Reinvestment Plan.

                                    EXPERTS


The financial statements of the Fund incorporated by reference in this prospectus, insofar as they relate to the year ended February 28, 2005, has been audited by [___________], the independent registered public accounting firm of the Fund. Prior to that time, the information was audited by a different independent registered public accounting firm for the Fund, whose reports thereon were unqualified. The principal place of business of [___________] is located at [_________________________________________]. The audit services they provide include examination of the financial statements of the Fund, services relating to filings by the Fund with the SEC, and consultation on matters related to the preparation and filing of tax returns.

                           DISTRIBUTION ARRANGEMENTS


UBS Securities LLC will act as Dealer Manager for the Offer. Under the terms and subject to the conditions contained in the Dealer Manager Agreement dated [__________] among the Fund, the Manager and the Dealer Manager, the Dealer Manager will provide financial advisory and marketing services in connection with the Offer and will solicit the exercise of Rights and participation in the Over-Subscription Privilege. The Offer is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Manager a fee for its financial advisory, marketing and soliciting services equal to 3.75% of the aggregate Subscription Price for Shares issued pursuant to the Offer. The Dealer Manager fee will be borne by the Fund and indirectly by all of the Fund's Stockholders, including those who do not exercise their Rights.

The Dealer Manager will reallow to broker-dealers included in the selling group to be formed and managed by the Dealer Manager selling fees equal to 2.50% of the Subscription Price for each Share issued pursuant to the Offer as a result of their selling efforts. In addition, the Dealer Manager will reallow to other broker-dealers that have executed and delivered a Soliciting Dealer Agreement and have solicited the exercise of Rights, solicitation fees equal to 0.50% of the Subscription Price for each Share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based upon the number of Shares held by each broker-dealer through DTC on the Record Date. Fees will be paid to the broker-dealer designated on the applicable portion of the Subscription Certificates or, in the absence of such designation, to the Dealer Manager.

In addition, the Fund will pay the Dealer Manager an amount up to $100,000 as a partial reimbursement for its expenses incurred in connection with the Offer. The Fund and the Manager have agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities including liabilities under the 1933 Act. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund or the Manager in rendering the services contemplated by such Agreement except for any act of bad faith, willful misconduct or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under such Agreement.


Prior to the expiration of the Offer, the Dealer Manager may independently offer for sale Shares, including Shares acquired through purchasing and exercising the Rights, at prices it sets. The Dealer Manager may realize profits or losses independent of any fees described in this prospectus.

In the ordinary course of their businesses, the Dealer Manager and its affiliates may engage in investment banking or financial transactions with the Fund, the Manager and their affiliates.

The Fund will bear the expenses of the Offer, which will be paid from the proceeds of the Offer. These expenses include, but are not limited to, the expense of preparation and printing of the prospectus for the Offer, the expense of counsel and auditors in connection with the Offer and the out-of-pocket expenses incurred by the officers of the Fund and others in connection with the Offer.

The principal business address of UBS Securities LLC is 299 Park Avenue, New York, New York 10171-0026.

                                 LEGAL MATTERS

The validity of the shares offered hereby will be passed on for the Fund by Sidley Austin Brown & Wood LLP, New York, New York, and certain legal matters relating to the Offer will be passed on for the Dealer Manager by Clifford Chance US LLP, New York, New York. Sidley Austin Brown & Wood LLP and Clifford Chance US LLP will rely as to certain matters of Maryland law on the opinion of Venable LLP,

Baltimore, Maryland. Matters of Japanese law will be passed upon for the Fund and the Dealer Manager by Mori Hamada & Matsumoto, Tokyo, Japan.

                             FINANCIAL STATEMENTS


The Fund's financial statements for the fiscal year ended February 28, 2005, together with the report of [___________] thereon, are incorporated in this prospectus by reference to the Fund's 2005 Annual Report and the Fund's financial statement for the six months ended August 31, 2005 are incorporated in this prospectus by reference to the Fund's Semi-Annual Report. A copy of the Fund's 2005 Annual Report or Semi-Annual Report is available at the SEC's website at www.sec.gov. Copies may also be obtained free of charge upon written or oral request from the Fund's Information Agent, The Altman Group, Inc., at 1(800) 814-0439 or at 1200 Wall Street West, 3rd FL, Lyndhurst, New Jersey 07071.

                                    [LOGO]


                                  Managed by

                      Nomura Asset Management U.S.A. Inc.

PART C

OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

1.    Financial Statements

      Schedule of Investments as of February 28, 2005*

      Statement of Assets and Liabilities as of February 28, 2005*

      Statement of Operations for the fiscal year ended February 28, 2005*

      Statements of Changes in Net Assets for the fiscal years ended February
         28, 2005 and 2004*

      Notes to Financial Statements*

      Financial Highlights for a share of Common Stock outstanding during each of the fiscal years ended February 28, 2005, 2004, 2003, 2002 and 2001*


      Schedule of Investments as of August 31, 2005**

      Unaudited Statement of Assets and Liabilities as of August 31, 2005**

      Unaudited Statement of Operations for the six months ended August 31, 2005**

      Statement of Changes in Net Assets for the six months ended August 31, 2005 (unaudited) **

      Notes to Financial Statements (Unaudited)**

      Financial Highlights for a share of common stock outstanding, during the six months ended August 31, 2005 (unaudited)**


      * Incorporated by reference to the Registrant's Annual Report to Shareholders for the fiscal year ended February 28, 2005 filed with the Securities and Exchange Commission (the "Commission") on May 9, 2005 pursuant to Rule 30b2-1 under the Investment Company Act ("1940 Act").


      ** Incorporated by reference to the Registrant's Semi-Annual Report to Shareholders for the six months ended August 31, 2005 filed with the the Commission on November 3, 2005 pursuant to Rule 30b2-1 under the 1940 Act.


2.    Exhibits

a)    1) Articles of Incorporation, dated January 11, 1990 (a)

      2) Amendment to Articles of Incorporation

b)    Amended and Restated Bylaws of the Fund

c)    Not Applicable


d)    1)    Portions of the Articles of Incorporation and Bylaws of the
            Fund defining the rights of holders of shares of Common Stock of the Fund (b)


      2) Form of specimen certificate for shares of Common Stock of the Fund (a)


      3)    Form of Exercise Form (c)

      4)    Form of Subscription Certificate (c)

      5) Form of Notice of Guaranteed Delivery and Form of Beneficial Owner Certification Form (c)

      6) Form of Subscription Agent Agreement between Registrant and Computershare (c)

      7) Form of Information Agent Agreement between Registrant and The Altman Group, Inc. (c)


e)    Dividend Reinvestment Plan (a)

f)    Not Applicable

g)    1)    Management Agreement between Registrant and Nomura Asset
            Management U.S.A. Inc.

      2) Investment Advisory Agreement between Nomura Asset Management U.S.A. Inc. and Nomura Asset Management Co., Ltd.


h) Form of Dealer Manager Agreement among the Registrant, the Manager and UBS Securities LLC (c)


i)    Not applicable

j)   Custodian Contract between the Fund and Brown Brothers Harriman & Co.

k)    1)    Accounting Agency Agreement between the Fund and Brown Brothers
            Harriman & Co.


      2) Registrar, Transfer Agency and Service Agreement between the Fund and EquiServe Trust Company, N.A.

l)    1)    Opinion and consent of Sidley Austin Brown & Wood LLP, counsel to the Fund (c)

      2) Opinion and consent of Venable LLP, special Maryland counsel to the Fund (c)

      3) Consent of Mori Hamada & Matsumoto, special Japanese counsel to the Fund (c)


m)    Not applicable


n) Consent of [___________], independent registered public accounting firm for the Fund with respect to the financial statements for the year ended February 28, 2005 (c)


o)    Not applicable

p)    Not applicable

q)    Not applicable

r)    1)    Code of Ethics of Registrant and the Manager adopted pursuant to Rule 17j-1 of the Investment Company Act of 1940

      2) Code of Ethics of the Investment Adviser adopted pursuant to Rule 17j-1 of the Investment Company Act of 1940

---------------

(a) Filed or refiled on September 15, 1999 as an exhibit to the Registrant's Registration Statement on Form N-2 (File No. 333-87159).

(b) Reference is made to Article V, Article VI (Sections 3 and 6), Article VII, Article VIII, Article X, Article XII, Article XIII, Article XIV and
      Article XV of the Fund's Articles of Incorporation, filed as Exhibit (a) to this Registration Statement; and Article II, Article III (sections 3, 4 and 14), Article VI, Article VII, Article XII, and Article XIII of the Registrant's Amended and Restated By-Laws, filed as Exhibit (b) to this Registration Statement.
(c)   To be filed by amendment.

ITEM 26.  MARKETING ARRANGEMENTS

Not Applicable

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:


  Registration fees                                                                                     $10,000
  NYSE listing fee                                                                                      $21,000
  Printing and Postage (including subscription certificates)                                            $55,000
  Fees and expenses of qualifications under state securities laws (including fees of counsel)           $50,000
  Legal fees and expenses                                                                               $300,000
  Accounting fees and expenses                                                                          $30,000
  NASD fees                                                                                             $8,000
  Dealer Manager's fees and reimbursement of expenses                                                   $100,000
  Subscription Agent fee and expenses                                                                   $35,000
  Information Agent fees and expenses                                                                   $10,000
  Miscellaneous                                                                                         $31,000
       Total                                                                                            $650,000


ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

TITLE OF CLASS                             NUMBER OF RECORD HOLDERS AT ________

Common Stock, par value $0.10 per share    [_____]

ITEM 30. INDEMNIFICATION

Reference is made to Article VI of the Fund's Articles of Incorporation,
Article VI of Fund's Bylaws, Section 2-418 of the Maryland General Corporation Law, the Management Agreement filed as Exhibit (g)(1), the Investment Advisory Agreement filed as Exhibit (g)(2) and the Dealer Manager Agreement filed as Exhibit (h).


Maryland law permits the Fund to include in its charter (the "Charter") a provision limiting the liability of the Fund's Directors and officers to the Fund and the stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Charter of the Fund contains such a provision which eliminates Directors' and officers' liability to the fullest extent permitted by Maryland law.

Article VI of the Charter of the Fund provides that each officer and director of the Fund shall be indemnified by the Fund to the full extent permitted under the General Laws of the State of Maryland, subject to the provisions of the Investment Company Act of 1940 (the "1940 Act"). Article VI of the Fund's Bylaws obligate the Fund to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify and pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former Director or officer of the Fund and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a Director or officer of the Fund and at the request of the Fund, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity. The Fund may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Fund in any of the capacities described above and to any employee or agent of the Fund or a predecessor of the Fund. The Fund has been advised that such indemnity shall not protect any such person against any liability to the Fund or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Fund to indemnify such person must be based upon the reasonable determination of independent counsel for non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Fund's Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.


Insofar as the conditional advancing of indemnification moneys for actions based upon the 1940 Act may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Fund by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Fund without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Fund's disinterested, non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.


The Fund may purchase insurance on behalf of an officer or director protecting such person, to the full extent permitted under the Maryland law, from liability arising from his or her activities as officer or director of the Fund. The Fund, however, may not purchase insurance on behalf of any officer or director of the Fund that protects or purports to protect such person from liability to the Fund or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Reference is made to Article V of the Management Agreement filed as Exhibit
(g)(1) herewith relating to limitation of liability of the Manager, and to
Article IV of the Investment Advisory Agreement filed as Exhibit (g)(2) herewith for provisions relating to limitation of liability of the Investment Adviser.


Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Fund and the principal underwriter pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer, or controlling person of the Fund and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by the controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Pursuant to the management and advisory arrangements described in the prospectus constituting Part A of this Registration Statement, the Fund's Manager, Nomura Asset Management U.S.A. Inc., is responsible for providing the Fund with advisory services. The Manager has entered into an Investment Advisory Agreement with Nomura Asset Management Co., Ltd. (the "Investment Adviser").

(a) The Manager provides investment advisory services to United States and foreign clients. The Manager also acts as an investment adviser to Korea Equity Fund, Inc. (registered closed-end investment company). The principal address of the Manager is Two World Financial Center, Building B, New York, New York 10281.


Set forth below is a list of each executive officer and director of the Manager, indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since [March 1, 2003] for his own account or in the capacity of director, officer, partner or trustee.


                                                                       Other Substantial Business, Profession,
            The Name                Position With Management                    Vocation or Employment
------------------------------    --------------------------     ---------------------------------------------------
Hiroshi Terasaki..............    President and Director         President and Director of the Fund since 2005.
Kiyoharu Ikeda................    Treasurer, Director and        _____
                                  Senior Vice President
Marti G. Sbrahmanyam..........    Director                       Charles E. Merrill Professor of Finance, Economics
                                                                 and International Business, New York University
                                  since 1991.
Kenneth L. Munt...............    Senior Vice President and      Vice President of the Fund since 2001.
                                  Secretary
Keiko Tani....................    Senior Vice President and      Vice President of the Fund since 2005.
                                  General Counsel
Rita Chopra-Brathwaite........    Vice President                 Treasurer of the Fund since 2002.
Neil Daniele..................    Senior Vice President          Secretary of the Fund since 2002.


                                      6


                           Chief Compliance Officer

(b) The Investment Adviser provides investment advisory services to Japanese and international clients. The Investment Adviser is an investment adviser to Korea Equity Fund Inc. (a U.S. registered closed-end investment company). The principal address of the Investment Adviser is 1-12-1, Nihombashi, Chuo-ku, Tokyo 103-8260, Japan.


Set forth below is a list of the principal officers and directors of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since [March 1, 2003] for his own account or in the capacity of director, officer, partner or trustee.


                                          Position With                 Other Substantial Business, Profession,
             Name                     The Investment Adviser                     Vocation or Employment
------------------------------   -------------------------------   -------------------------------------------------
Toshio Ando                      Chairman and Director             Outside Director, Saitama Development Co., Ltd.
Takumi Shibata                   President and CEO, Director       Senior Managing Director and Head of Asset
                                                                   Management, Nomura Holdings, Inc.
                                                                   Chairman, Nomura BlackRock Asset Management Co.,
                                     Ltd.
                                                                   Outside Director, Nomura Trust & Banking Co.,
                                     Ltd.
Akihiko Nakamura                 Outside Director                  Senior Managing Director and Head of Global IT
                                                                   Operation, Nomura Holdings, Inc.
                                                                   Senior Managing Director, Nomura Securities Co.,
                                     Ltd.
Tetsu Ozaki                      Outside Director                  Senior Managing Director, Head of Corporate
                                                                   Planning and Global Public Communication, Nomura
                                                                   Holdings, Inc.
                                                                   Senior Managing Director, Nomura Securities Co.,
                                     Ltd.
Yukio Suzuki                     Outside Director                  Director, Nomura Holdings, Inc.
Takamichi Arata                  Outside Director                  Auditor, Nomura BlackRock Asset Management Co.,
                                     Ltd.
Daisuke Suzuki                   Outside Director
Kamezo Nakai                     Executive Vice President
                                                                   Senior Managing Director, Nomura Holdings, Inc.
Takahide Mizuno                  Executive Vice President          Senior Managing Director, Nomura Holdings, Inc.
                                                                   Outside Director, Nomura Asset Management
                                                                   Delaware Inc.
                                                                   Outside Director, FQN Management LLC
Atsushi Yoshikawa                Executive Vice President          Senior Managing Director, Nomura Holdings, Inc.
                                                                   Outside Director, Nomura Asset Management
                                                                   Delaware Inc.
                                                                   Outside Director, FQN Management LLC
Shigeru Fujinuma                 Executive Managing Director       Outside Director, Nomura Asset Management Hong
                                                                   Kong Limited
                                                                   Outside Director, Nomura Asset Management
                                                                   Singapore Limited
Eiichiro Tabuchi                 Senior Managing Director
Kazuhiro Okada                   Senior Managing Director
Tatsuro Kochi                    Senior Managing Director
Kouichi Goto                     Senior Managing Officer
Yukio Shirokawa                  Senior Managing Officer
Takao Omori                      Senior Managing Officer
Tamon Watanabe                   Senior Managing Officer
Mitsugu Toyota                   Senior Managing Officer

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31 (a) of the 1940 Act, as amended, and the rules promulgated thereunder are maintained at the offices of the Fund (Two World Financial Center, Building B, New York, New York 10281), and Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661, the Fund's custodian and EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, the Fund's transfer agent.

ITEM 33. MANAGEMENT SERVICES

Not applicable.

ITEM 34. UNDERTAKINGS

      (1) The Registrant undertakes to suspend offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the NAV of its shares declines more than 10 percent from its NAV as of the effective date of the Registration Statement or (2) the NAV increases to an amount greater than its net proceeds as stated in the prospectus.
      (2)   Not applicable.
      (3)   Not applicable.
      (4)   Not applicable.
      (5)   Registrant undertakes that:
            (a) for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective.
            (b) for the purposes of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
      (6)   Not applicable.

                                  Signatures


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, and State of New York, on the 8th day of November 2005.


                               Japan Smaller Capitalization Fund, Inc.



                               By:  /s/ Keiko Tani
                                    ---------------------------------------
                                                   (Keiko Tani,
                                                  Vice President)




Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                  Signature                                    Title                               Date
                  ---------                                    -----                               ----

                                                       Director and President                November 8, 2005
/s/ Hiroshi Teraski*                               (Principal Executive Officer)
-----------------------------------------------
              (Hiroshi Terasaki)

                                                             Treasurer                       November 8, 2005
/s/ Rita Chopra-Brathwaite                         (Principal Financial Officer)
-----------------------------------------------
          (Rita Chopra-Brathwaite )

/s/ William G. Barker, Jr.*                                   Director                       November 8, 2005
-----------------------------------------------
           (William G. Barker, Jr.)

/s/ William K. Grollman*                                      Director                       November 8, 2005
-----------------------------------------------
            (William K. Grollman)

/s/ Chor Weng Tan*                                            Director                       November 8, 2005
-----------------------------------------------
               (Chor Weng Tan)

/s/ Arthur R. Taylor*                                         Director                       November 8, 2005
-----------------------------------------------
              (Arthur R. Taylor)

/s/ John F. Wallace*                                          Director                       November 8, 2005
-----------------------------------------------
              (John F. Wallace)


/s/ Rita Chopra-Brathwaite                                                                   November 8, 2005
-----------------------------------------------

*By Rita Chopra-Brathwaite, as attorney-in-fact of each person so indicated.